SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 2-14336)
UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 145
☒
and
REGISTRATION STATEMENT
(NO. 811-00834)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 148
☒
VANGUARD WINDSOR FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Natalie Lamarque, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
☐
immediately upon filing pursuant to paragraph (b)
☒
on February 27, 2026, pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
on (date) pursuant to paragraph (a)(1)
☐
75 days after filing pursuant to paragraph (a)(2)
☐
on (date) pursuant to paragraph (a)(2) of rule 485 If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

February 27, 2026
Prospectus

Vanguard Windsor™ Fund
Investor Shares & Admiral™ Shares
Vanguard Windsor Fund Investor Shares (VWNDX)
Vanguard Windsor Fund Admiral Shares (VWNEX)

This Prospectus contains financial data for the Fund through the fiscal year ended October 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Windsor Fund (the “Fund”) seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.28%	0.18%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.00%
Total Annual Fund Operating Expenses	0.29%	0.18%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$30	$93	$163	$368
Admiral Shares	$18	$58	$101	$230
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. The Fund may invest up to 30% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap.
2

Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
3

Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Windsor Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	23.04%	December 31, 2020
Lowest	-28.12%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard Windsor Fund Investor Shares
Return Before Taxes	13.31%	12.16%	11.30%
Return After Taxes on Distributions	10.79	9.10	8.72
Return After Taxes on Distributions and Sale of Fund Shares	8.74	8.91	8.48
Vanguard Windsor Fund Admiral Shares
Return Before Taxes	13.42%	12.27%	11.41%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
4

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisors
Pzena Investment Management, LLC (Pzena)
Wellington Management Company LLP (Wellington Management)
Portfolio Managers
John J. Flynn, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2017.

Richard Pzena, Principal, Founder, Co-Chief Investment Officer, and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2012.

Benjamin S. Silver, CFA, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2014.

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed a portion of the Fund since 2018.
5

Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares or Admiral Shares is generally $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.
6

More on the Fund
This Prospectus provides information about Vanguard Windsor Fund, a series of Vanguard Windsor Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As a Fund shareholder, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities, including costs generated by shareholders of other share classes to the extent the Fund offers more than one share class. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide long-term capital appreciation and income.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
Implementation of Investment Objective
The Fund’s advisors seek to achieve the Fund’s investment objective by investing mainly in large- and mid-capitalization companies (although the advisors will occasionally select companies with lower market capitalizations) whose stocks are considered by an advisor to be undervalued. The Fund may invest up to 30% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
7

What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisors will select securities to buy and sell based on the advisors’ judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Security Selection
The Fund uses multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. Each advisor buys and sells securities according to its evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. An advisor will sell a security when, in the advisor’s view, it is no longer attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Although each advisor uses a different process to select securities, each is committed to investing in large- and mid-cap stocks that, in the advisor’s opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. Different advisors may reach different conclusions on the same security.
Pzena utilizes a fundamental, bottom-up, deep-value-oriented investment strategy. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, investing in companies only when all three of the following criteria are generally met: (1) the company’s identified problems, if any, are temporary; (2) the company’s management has a viable strategy to generate a recovery in earnings; and (3) the range of outcomes has a positive skew in case the earnings recovery does not materialize.
Wellington Management relies on the depth and experience of its investment team and supporting global industry analysts to identify stocks that the advisor believes are undervalued by the market. The portfolio typically offers prospective growth of earnings plus a dividend yield comparable with broad market averages, while at the same time being undervalued relative to the market.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is
8

important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of October 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Vanguard Windsor Fund	$52 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Value Stocks typically represent companies that appear to be undervalued based on financial metrics like price-to-earnings or book value. These stocks are often priced lower relative to their fundamentals, which may reflect temporary challenges, such as recent earnings or negative market sentiment, rather than long-term issues. Value stocks typically offer higher dividend yields than other types of stocks, which can make them attractive to investors seeking income as well as potential price appreciation.
9

More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Fund’s focus on large-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Market Capitalization (Market Cap) — Mid-Cap Companies. Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Fund’s focus on mid-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Value Investing. Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform
10

differently, generating varying returns. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities (including depositary receipts) of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. The performance of a fund that invests significantly in one or more countries or regions will be closely tied to factors within that country or region. These factors may include currency, economic, political, and/or regulatory conditions and developments. Therefore, the Fund’s performance may be affected disproportionately compared to a fund that does not invest significantly in such countries or regions.
Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
Active Management. The Fund is actively managed. Active management permits the advisors to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisors achieve the strategy of the Fund. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
11

At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Distributions, and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Methods Used to Meet Redemption Requests” under Purchase, Redemption, and Exchange of Fund Shares in the Investing in Vanguard Funds section.
12

Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and
13

desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the
14

Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Other Types of Investments
The Fund may invest in money market instruments; fixed income securities; convertible securities; and other equity securities, such as preferred stocks. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a
15

derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Administration of Assets
Vanguard, through its wholly owned subsidiary Vanguard Portfolio Management (VPM), administers a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of ETFs, including Vanguard equity ETF shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s
16

investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
17

How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Board. The Board designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
• Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022, is a global investment management firm founded in 1995. Pzena focuses exclusively on a deep value investment approach. Pzena is wholly owned by the partners of Pzena Investment Management, LLC, a Delaware limited liability company. The members of the firm’s executive committee and other employees collectively own a majority of the firm. As of October 31, 2025, Pzena managed approximately $81 billion in assets.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in assets.
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Value Index (for Pzena) or the S&P 500 Index (for Wellington Management) over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
18

For the fiscal year ended October 31, 2025, the aggregate advisory fees represented an effective annual rate of 0.13% of the Fund’s average net assets before a performance-based decrease of 0.06%.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VPM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal period ended April 30 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
John J. Flynn, Principal and Portfolio Manager at Pzena. He has worked in investment management since 2000, has managed investment portfolios for Pzena since 2010, and has co-managed a portion of the Fund since 2017. Education: B.A., Yale University; M.B.A., Harvard Business School.

Richard Pzena, Principal, Founder, Co-Chief Investment Officer, Portfolio Manager at Pzena. He has worked in investment management since 1984, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since 2012. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

Benjamin S. Silver, CFA, Principal and Portfolio Manager at Pzena. He has worked in investment management since 1999, has been with Pzena since 2001, has managed investment portfolios since 2006, and has co-managed a portion of the Fund since 2014. Education: B.S., Yeshiva University.

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1993, has been with Wellington Management since 1998, has managed
19

investment portfolios since 2004, and has managed a portion of the Fund since 2018. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
20

Investing in Vanguard Funds
In this section, you will find information regarding buying and selling Vanguard fund shares. Vanguard reserves the right to change the policies in this section without notice. Please call or visit our website for current information. See Contacting Vanguard.
The availability of certain Vanguard fund share classes and/or shareholder services described in this Prospectus will depend on the policies and procedures of the different accounts or investment products through which you hold your Vanguard fund shares. Vanguard fund shares can be held indirectly through financial intermediaries, or through investment products that use the funds as underlying investments such as employer-sponsored retirement or savings plans. In certain circumstances, Vanguard fund shares can be held directly with Vanguard.
If you hold Vanguard fund shares through accounts maintained by a financial intermediary, such as your securities dealer, broker, investment advisor, bank, other financial institution, including shares held in a brokerage account with Vanguard Brokerage Services®, or through an investment product such as an employer-sponsored retirement or savings plan, please consult your financial intermediary to determine which share classes are available to you and to learn about other rules that apply to your accounts. Your financial intermediary may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this Prospectus. Please consult your financial intermediary for details. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Vanguard fund as an investment option.
If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to investing directly with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution. For more information regarding your account and the shareholder services offered through your account, you may contact Vanguard by phone, by mail, or through our website. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same
21

fund in multiple accounts. Note that each reference to “you” in this Prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Share Classes and Converting Shares
Share Class Overview
Each Vanguard fund may offer one or more share classes. If a Vanguard fund offers multiple share classes, each share class has the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
The following share classes are offered by the Fund:
• Investor Shares, which generally require a minimum initial investment of $3,000.
• Admiral Shares, which generally require a minimum initial investment of $50,000.
You generally need a minimum of $1 to add to an existing account.
Additional eligibility requirements other than investment minimums may also apply to each share class. Investment minimums may differ for certain categories of accounts or investors. Investment minimums may differ for certain categories of accounts or investors. If you request a certain share class when you open a new account, but the investment amount does not meet the investment minimum for that share class, your investment may be placed in another share class of the Fund, as appropriate. Certain types of accounts may meet the investment minimum for certain share classes by aggregating separate accounts within the same fund. Certain types of accounts may meet the investment minimum for certain share classes by aggregating separate accounts within the same fund.
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including changing the types of clients who are eligible to purchase each share class, increasing or decreasing the minimum amount required to open, convert shares to, or maintain a fund account, or increasing or decreasing the minimum amount required to add to an existing fund account.
Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different
22

policies regarding the availability of certain share classes from those described above. You should consult your financial intermediary to consider your options, including your eligibility for the share classes described above.
Share Class Conversions
When a share class conversion occurs, you receive shares of one share class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the total dollar value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values (NAVs) of the two share classes. A conversion between share classes of the same fund is a nontaxable event.
Conversions among Conventional Shares. You may be eligible for a self-directed conversion from one conventional (not exchange-traded) share class to another conventional share class (if available) of the Fund if your account meets all eligibility requirements for that share class. If you hold shares directly with Vanguard, you may request a conversion through our website (if you are registered for online access) or by telephone. Your conversion will be executed using the NAVs of the different share classes on the trade date after your conversion request is received in “good order.” For additional information on the requirements of “good order” and how the trade date is determined for a conversion request, please see “Good Order” and “Trade Date.” Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun.
Automatic Conversion. If your account balance exceeds the investment minimum for Admiral Shares, Vanguard may automatically convert your Investor Shares to Admiral Shares provided that your account meets the eligibility requirements for Admiral Shares. You will be notified before an automatic conversion of Investor Shares to Admiral Shares occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through a financial intermediary, please contact that firm directly for more information regarding your eligibility.
Mandatory Conversions to Another Share Class. If, for any reason, an account no longer meets the eligibility requirements for a share class, your shares in that account may be automatically converted to a share class for which the account is eligible. A decline in the account balance because of market movement may result in such a conversion. You will be notified before such mandatory conversion occurs.
23

Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different rules regarding conversion. You should consult with your financial intermediary to learn about the rules and to determine whether you are eligible to convert your shares.
Pricing of Fund Shares
When you purchase shares, you pay the share price, also known as the NAV, plus any applicable purchase fee. Your shares are also redeemed at the NAV, minus any applicable redemption fee. The share price for your transaction is the next one calculated after your purchase or redemption order is received in good order. NAV is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event generally shall also serve as the conclusion of the trading day. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares,
24

including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income
25

securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
Vanguard fund share prices are published daily on our website.
Purchase, Redemption, and Exchange of Fund Shares
How to Purchase, Redeem, and Exchange Shares
If you hold Vanguard fund shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), you should contact your financial intermediary to purchase, redeem, or exchange shares. Depending on the policies and procedures of your financial intermediary, the procedures and rules by which you open an account and/or purchase, redeem, and exchange shares may differ from the procedures and rules discussed below.
If you hold shares directly with Vanguard, please see the information below regarding purchasing, redeeming, and exchanging your shares.
How to Initiate a Purchase, Redemption, or Exchange Request
• Online or by telephone. You may open certain types of accounts, request a purchase, redemption, or exchange of your shares online through our website (if you are registered for online access), or by calling Vanguard. See Contacting Vanguard.
• By Mail. You may also send Vanguard your account registration form and check to open certain types of accounts. To add to an existing account, you may send your check with a purchase form. You may also send a form (available online) to Vanguard by mail to redeem from a fund account.
How to Pay for a Purchase
• By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request.
26

• By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
• By check. You may make initial or additional purchases to your fund account by sending a check with a purchase form. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—XX). For a list of Fund numbers (for share classes in this Prospectus), see Additional Information. All purchase checks must be written in U.S. dollars, drawn on a U.S. bank, and accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
• By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund.
How to Receive Redemption Proceeds
• By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request.
• By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
• By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund.
• By check. You may have the proceeds of a fund redemption sent via check directly to you at the mailing address you have on file.
At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
27

Other Rules You Should Know
Responsibility for Fraud. You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Account Service Fee. Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year. Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Wire Fee. Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee may not apply to certain types of accounts. Please call or visit our website for more information on how the wire fee is charged.
No Cancellation. Vanguard will not accept your request to cancel any purchase, redemption or exchange request once processing has begun, so please be careful when placing a transaction request.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Vanguard.com Registration. If you are a registered user of vanguard.com, you can review your account holdings; purchase, redeem, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
28

Proof of a Caller’s Authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
○
Authorization to act on the account (as the account owner or by legal documentation or other means).
○
Account registration and address.
○
Fund name and account number, if applicable.
○
Other information relating to the caller, the account owner, or the account.
Unusual Circumstances. If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Documentation for Certain Accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Recently Purchased Shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address Change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Future Trade-Date Requests. Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as described in Trade Date. Vanguard reserves the right to return future-dated purchase checks.
Uncashed Checks. Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
29

Invalid Addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions back to the fund from which the distribution occurred until you provide us with a valid mailing address. Reinvestments will receive the NAV calculated on the date of the reinvestment.
Dormant Accounts. If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Accounts with More than One Owner. If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Share Certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.
Additional Information Regarding Redemption of Shares
Methods Used to Meet Redemption Requests. Under normal circumstances, the Vanguard funds typically expect to meet redemptions with positive cash flows. When this is not an option, a fund seeks to maintain its risk exposure by selling a cross section of the fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, a fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that a fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. A fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, a fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ board of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. For example, a
30

fund may make a redemption in-kind if a cash redemption could negatively affect its operations or performance, as may be the case with large redemption amounts, or in situations where the redeeming shareholder may be engaged in market timing or frequent trading. A fund may delay payment of the redemption proceeds for up to seven calendar days.
Please contact Vanguard before you attempt to redeem a large dollar amount. In doing so, you may avoid in-kind or delayed payment of your redemption.
Emergency Circumstances. The Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances or such other periods, as determined by the SEC.
Timing of Payment of Redemption Proceeds. If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Vanguard fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. Please see Methods Used to Meet Redemption Requests and Emergency Circumstances for further information.
If you hold shares directly with Vanguard, the following rules also apply:
• Timing of wire redemptions from money market funds:for telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Timing of wire redemptions from all other funds: for requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
• If your redemption request is not in good order, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will
31

make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.
Good Order
Vanguard funds reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among different types of accounts and transactions. Vanguard reserves the right, without notice, to revise the requirements for good order. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for more details on good order requirements that may apply to you.
Trade Date
If you place your purchase, redemption, or exchange order through a financial intermediary (including through a brokerage account held at Vanguard Brokerage Services®), it is their responsibility to send your order to the Vanguard funds. Your transaction will be executed using the NAV next calculated after the order is received by the Vanguard funds in good order.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an
32

order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
If you hold shares directly with Vanguard, you may place your transaction request directly with Vanguard. Your transaction request will be executed using the NAV as calculated on the trade date as determined below. The trade date for any transaction request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are transacting, and the type of fund in which you are transacting. If your transaction request is not in good order, it may be rejected.
Trade Date for a Purchase Order. For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
Trade Date for a Redemption, Exchange, or Conversion Order (other than an order to convert to ETF Shares (if available)). If the transaction is received in good order on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will generally be the same day. If the transaction is received in good order on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will generally be the next business day.
Investing in Vanguard Funds through Employer-Sponsored Plans
If Vanguard fund shares are an investment option in your employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a fund as an investment option.
33

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan. If you have any questions about the Vanguard funds or Vanguard, including those about a fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com. Vanguard reserves the right to change its policies without notice to shareholders.
Shareholder Documents
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Confirmation Statements. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you purchase, redeem, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary will provide you with confirmation statements. Please contact your financial intermediary for details.
34

Portfolio Summaries. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements. For most accounts, Vanguard (or your financial intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your financial intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements. Additional information about the Funds’ investments and performance is available in the Funds’ Annual and Semi-Annual Reports. The Funds’ financial statements are filed with the SEC on Form N-CSR and available on our website.
Electronic Delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences. You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for electronic access to shareholder documents. Some financial intermediaries may not offer this service.
35

Reservation of Rights
In addition to the rights expressly stated elsewhere in this Prospectus, Vanguard reserves the following rights:
Right to Change Policies. Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions. Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Right to Refuse or Reject Purchase Requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance (as may be the case with large purchase amounts).
Please contact Vanguard before you attempt to invest a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Exchange Privilege. Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
36

Please contact Vanguard before you attempt to exchange a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Account Liquidation. If an account no longer meets the eligibility requirements for a share class, a fund may, subject to applicable law, liquidate such fund account. Accounts with balances below the minimum amount required to maintain eligibility may be subject to liquidation, including when the decline results from market fluctuations or any other reason. This liquidation policy applies to nonretirement fund accounts and accounts that are held through financial intermediaries. You will be notified before a liquidation occurs.
Dividends, Distributions, and Taxes
Fund Distributions
The Fund generally distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed semiannually in June and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may make a supplemental distribution at some other time during the year.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are generally taxable as if received in December.
37

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard, the Fund, or its advisors make changes that would impact the Fund directly or indirectly, including changes to the Fund’s portfolio or advisors or changes to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments. Such changes could, depending on the timing, result in capital gains distributions in the current fiscal year, subsequent fiscal year, or both.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
• If you purchase shares before an ex-dividend date when a fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of your purchase price. This is known as “buying a dividend.”
38

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This Prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your own tax advisor for detailed information about any tax consequences for you.
General Information
Backup Withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special Notice to Non-U.S. Investors. The Fund offered for sale in this Prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
39

Frequent Trading Limitations
Overview
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The Board has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
Frequent Trading Policy
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account (“Frequent-Trading Limits”). ETF shares are not subject to these Frequent-Trading Limits. For Vanguard Retirement Investment Program pooled plans, the Frequent-Trading Limits apply to exchanges made online or by telephone.
The Frequent-Trading Limits do not apply to the following:
• Purchases of shares with reinvested dividend or capital gains distributions.
40

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
For participants in employer-sponsored defined contribution plans,* the Frequent-Trading Limits do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
41

• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the Frequent-Trading Limits: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans). Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries. When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and Frequent-Trading Limits may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer Frequent-Trading Limits. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Do not invest with Vanguard if you are a market-timer.
42

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Windsor Fund Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$23.48	$20.22	$22.74	$26.24	$18.55
Investment Operations
Net Investment Income[1]	.435	.468	.371	.359	.356
Net Realized and Unrealized Gain (Loss) on Investments	1.223	4.632	.236	(1.131)	9.122
Total from Investment Operations	1.658	5.100	.607	(.772)	9.478
Distributions
Dividends from Net Investment Income	(.460)	(.478)	(.358)	(.330)	(.411)
Distributions from Realized Capital Gains	(2.158)	(1.362)	(2.769)	(2.398)	(1.377)
Total Distributions	(2.618)	(1.840)	(3.127)	(2.728)	(1.788)
Net Asset Value, End of Period	$22.52	$23.48	$20.22	$22.74	$26.24
Total Return[2]	8.10%	26.17%	2.99%	-2.97%	53.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,012	$5,063	$4,506	$4,796	$5,728
Ratio of Total Expenses to Average Net Assets[3]	0.29%[4]	0.36%[5]	0.42%[5]	0.38%[5]	0.30%
Ratio of Net Investment Income to Average Net Assets	2.00%	2.10%	1.74%	1.51%	1.49%
Portfolio Turnover Rate	45%	43%	42%	43%	33%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), 0.01%, 0.07%, 0.03%, and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.29%.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.36%, 0.42%, and 0.38% respectively.
43

Vanguard Windsor Fund Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$79.18	$68.17	$76.67	$88.50	$62.58
Investment Operations
Net Investment Income[1]	1.549	1.651	1.323	1.281	1.278
Net Realized and Unrealized Gain (Loss) on Investments	4.096	15.642	.794	(3.820)	30.747
Total from Investment Operations	5.645	17.293	2.117	(2.539)	32.025
Distributions
Dividends from Net Investment Income	(1.627)	(1.688)	(1.281)	(1.203)	(1.460)
Distributions from Realized Capital Gains	(7.278)	(4.595)	(9.336)	(8.088)	(4.645)
Total Distributions	(8.905)	(6.283)	(10.617)	(9.291)	(6.105)
Net Asset Value, End of Period	$75.92	$79.18	$68.17	$76.67	$88.50
Total Return[2]	8.19%	26.33%	3.08%	-2.89%	53.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,746	$19,727	$16,721	$17,300	$18,541
Ratio of Total Expenses to Average Net Assets[3]	0.18%[4]	0.26%[5]	0.32%[5]	0.28%[5]	0.20%
Ratio of Net Investment Income to Average Net Assets	2.11%	2.20%	1.84%	1.61%	1.58%
Portfolio Turnover Rate	45%	43%	42%	43%	33%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), 0.01%, 0.07%, 0.03%, and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.18%.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.26%, 0.32%, and 0.28% respectively.
44

Additional Information
A Precautionary Note to Investment Companies. The Fund shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
45

Securities Market Indexes
Listed below is the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Russell 1000 Value Index. An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower predicted growth rates.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Windsor Fund
Investor Shares	10/23/1958	Wndsr	22	922018106
Admiral Shares	11/12/2001	WndsrAdml	5022	922018403
Inception Date means the date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2026 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
46

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 800-523-1036	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
47

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Windsor Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-00834
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 022 022026

February 27, 2026
Prospectus

Vanguard Windsor™ II Fund
Investor Shares & Admiral™ Shares
Vanguard Windsor II Fund Investor Shares (VWNFX)
Vanguard Windsor II Fund Admiral Shares (VWNAX)

This Prospectus contains financial data for the Fund through the fiscal year ended October 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Windsor II Fund (the “Fund”) seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.32%	0.24%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.00%
Total Annual Fund Operating Expenses	0.33%	0.24%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$34	$106	$185	$418
Admiral Shares	$25	$77	$135	$306

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. The Fund may invest up to 30% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap.

Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Windsor II Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	19.59%	June 30, 2020
Lowest	-24.69%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard Windsor II Fund Investor Shares
Return Before Taxes	18.56%	12.89%	12.61%
Return After Taxes on Distributions	15.49	10.65	10.35
Return After Taxes on Distributions and Sale of Fund Shares	12.93	9.85	9.75
Vanguard Windsor II Fund Admiral Shares
Return Before Taxes	18.69%	12.99%	12.70%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisors
Aristotle Capital Management, LLC (Aristotle Capital)
Harris Associates L.P. (Harris)
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)
Sanders Capital, LLC (Sanders)
Portfolio Managers
Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has co-managed a portion of the Fund since 2019.

Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has co-managed a portion of the Fund since 2019.

Robert Bierig, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has co-managed a portion of the Fund since December 2025.

Michael Nicolas, CFA, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has co-managed a portion of the Fund since December 2025.

William Nygren, CFA, Partner, Chief Investment Officer – U.S., and Portfolio Manager at Harris. He has co-managed a portion of the Fund since December 2025.

George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2003.

Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2019.

John P. Mahedy, CPA, Director of Research and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

Lewis A. Sanders, CFA, Chief Executive Officer and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares or Admiral Shares is generally $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.

More on the Fund
This Prospectus provides information about Vanguard Windsor II Fund, a series of Windsor Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As a Fund shareholder, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities, including costs generated by shareholders of other share classes to the extent the Fund offers more than one share class. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide long-term capital appreciation and income.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
Implementation of Investment Objective
The Fund’s advisors seek to achieve the Fund’s investment objective by investing mainly in large- and mid-capitalization companies (although the advisors will occasionally select companies with lower market capitalizations) whose stocks are considered by an advisor to be undervalued. The Fund may invest up to 30% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.

What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisors will select securities to buy and sell based on the advisors’ judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Security Selection
The Fund uses multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. Each advisor buys and sells securities according to its evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. An advisor will sell a security when, in the advisor’s view, it is no longer attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Although each advisor uses a different process to select securities, each is committed to investing in large- and mid-cap stocks that, in the advisor’s opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings free cash flows or book value. These stocks often have above-average dividend yields or share repurchase yields. Different advisors may reach different conclusions on the same security.
Aristotle Capital employs a research-driven, bottom-up, quality-value-catalyst approach, seeking to invest in high-quality companies available at attractive valuations with company-specific catalysts. The focus on company quality is designed to provide downside protection while not sacrificing upside potential.

Harris employs a flexible value-investing approach, adhering to an independent, fundamental, and bottom-up idea generation process. Generalist analysts rely on intensive fundamental research across different industries to identify investment opportunities, and ideas that meet valuation, business, and management criteria are then vetted by the firm’s investment committee to determine portfolio composition.
Hotchkis and Wiley invests mainly in large-cap common stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on investment parameters such as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.

Sanders uses a traditional, bottom-up, fundamental research approach. The investment process focuses on identifying securities that are undervalued relative to Sanders’ determination of their expected total return. Sanders’ valuation analysis starts with an analysis of free cash flows, evaluates securities’ expected returns, and applies systematic risk controls.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of October 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Vanguard Windsor II Fund	$148 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Value Stocks typically represent companies that appear to be undervalued based on financial metrics like price-to-earnings or book value. These stocks are often priced lower relative to their fundamentals, which may reflect temporary challenges, such as recent earnings or negative market sentiment, rather than long-term issues. Value stocks typically offer higher dividend yields than other types of stocks, which can make them attractive to investors seeking income as well as potential price appreciation.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Fund’s focus on large-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Market Capitalization (Market Cap) — Mid-Cap Companies. Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Fund’s focus on mid-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.

Value Investing. Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities (including depositary receipts) of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. The performance of a fund that invests significantly in one or more countries or regions will be closely tied to factors within that country or region. These factors may include currency, economic, political, and/or regulatory conditions and developments. Therefore, the Fund’s performance may be affected disproportionately compared to a fund that does not invest significantly in such countries or regions.
Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
Active Management. The Fund is actively managed. Active management permits the advisors to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisors achieve the strategy of the Fund. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.

Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Distributions, and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Methods Used to Meet Redemption Requests” under Purchase, Redemption, and Exchange of Fund Shares in the Investing in Vanguard Funds section.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.

Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Foreign Securities
Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets
Other Types of Investments
The Fund may invest in money market instruments; fixed income securities; convertible securities; and other equity securities, such as preferred stocks. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Administration of Assets
Vanguard, through its wholly owned subsidiary Vanguard Portfolio Management (VPM), administers a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of ETFs, including Vanguard equity ETF shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Board. The Board designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
• Aristotle Capital Management, LLC, 11100 Santa Monica Boulevard Suite 1700, Los Angeles, CA 90025, is an investment advisory firm founded in 2010. As of October 31, 2025, Aristotle Capital managed approximately $53 billion in assets.

• Harris Associates, L.P., 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606, is an investment advisory firm founded in 1976. As of October 31, 2025, Harris managed approximately $92 billion in assets.

• Hotchkis and Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, is an investment advisory firm founded in 1980. As of October 31, 2025, Hotchkis and Wiley managed approximately $35 billion in assets.

• Sanders Capital, LLC, 777 South Flagler Drive, Suite 1100, West Palm Beach, FL 33401, is an investment advisory firm founded in 2009. As of October 31, 2025, Sanders managed approximately $117 billion in assets.
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI US Investable Market 2500 Index (for Hotchkis and Wiley), the S&P 500 Index (for Aristotle Capital), the Russell 3000 Index (for Sanders), or the Russell 1000 Value Index (for Harris), over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended October 31, 2025, the aggregate advisory fees and expenses represented an effective annual rate of 0.12% of the Fund’s average net assets before a performance-based decrease of less than 0.01%.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VPM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal period ended April 30 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has worked in investment management since 1985, has managed investment portfolios since 1992, has been with Aristotle Capital since 2010, and has co-managed a portion of the Fund since 2019. Education: B.S. and M.S., Stanford University; M.B.A., Harvard Business School.

Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has worked in investment management since 2006, has managed investment portfolios since 2008, has been with Aristotle Capital since 2014, and has co-managed a portion of the Fund since 2019. Education: B.S., Arizona State University; M.B.A., University of Southern California.

Robert Bierig, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has worked in investment management since 1999, has managed investment portfolios since 2011, has been with Harris since 2012, and has co-managed a portion of the Fund since December 2025. Education: B.A., Duke University.

Michael Nicolas, CFA, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has worked in investment management since 2003, has been with Harris since 2013, has managed investment portfolios since 2020, and has co-managed a portion of the Fund since December 2025. Education: B.A., University of Wisconsin.

William Nygren, CFA, Partner, Chief Investment Officer – U.S., and Portfolio Manager at Harris. He has worked in investment management since 1981, has been with Harris since 1983, has managed investment portfolios since 1996, and has co-managed a portion of the Fund since December 2025. Education: B.S., University of Minnesota; M.S., University of Wisconsin.

George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis and Wiley. He has worked in investment management since 1983, has been with Hotchkis and Wiley since 1988, and has co-managed a portion of the Fund since 2003. Education: B.A. and M.B.A., Stanford University.

Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has worked in investment management since joining Hotchkis and Wiley in 2001, has managed investment portfolios since 2004, and has co-managed a portion of the Fund since 2019. Education: B.A., Georgetown University; M.B.A., Columbia University.

John P. Mahedy, CPA, Director of Research and Co-Chief Investment Officer of Sanders. He has worked in investment management since 1988, has managed investment portfolios since 2001, has been with Sanders since 2009, and has co-managed a portion of the Fund since 2010. Education: B.S. and M.B.A., New York University.

Lewis A. Sanders, CFA, Chief Executive Officer and Co-Chief Investment Officer of Sanders. He has worked in investment management since 1968, has managed investment portfolios since 1981, has been with Sanders since 2009, and has co-managed a portion of the Fund since 2010. Education: B.S., Columbia University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Investing in Vanguard Funds
In this section, you will find information regarding buying and selling Vanguard fund shares. Vanguard reserves the right to change the policies in this section without notice. Please call or visit our website for current information. See Contacting Vanguard.
The availability of certain Vanguard fund share classes and/or shareholder services described in this Prospectus will depend on the policies and procedures of the different accounts or investment products through which you hold your Vanguard fund shares. Vanguard fund shares can be held indirectly through financial intermediaries, or through investment products that use the funds as underlying investments such as employer-sponsored retirement or savings plans. In certain circumstances, Vanguard fund shares can be held directly with Vanguard.
If you hold Vanguard fund shares through accounts maintained by a financial intermediary, such as your securities dealer, broker, investment advisor, bank, other financial institution, including shares held in a brokerage account with Vanguard Brokerage Services®, or through an investment product such as an employer-sponsored retirement or savings plan, please consult your financial intermediary to determine which share classes are available to you and to learn about other rules that apply to your accounts. Your financial intermediary may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this Prospectus. Please consult your financial intermediary for details. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Vanguard fund as an investment option.
If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to investing directly with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution. For more information regarding your account and the shareholder services offered through your account, you may contact Vanguard by phone, by mail, or through our website. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this Prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Share Classes and Converting Shares
Share Class Overview
Each Vanguard fund may offer one or more share classes. If a Vanguard fund offers multiple share classes, each share class has the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
The following share classes are offered by the Fund:
• Investor Shares, which generally require a minimum initial investment of $3,000.
• Admiral Shares, which generally require a minimum initial investment of $50,000.
You generally need a minimum of $1 to add to an existing account.
Additional eligibility requirements other than investment minimums may also apply to each share class. Investment minimums may differ for certain categories of accounts or investors. Investment minimums may differ for certain categories of accounts or investors. If you request a certain share class when you open a new account, but the investment amount does not meet the investment minimum for that share class, your investment may be placed in another share class of the Fund, as appropriate. Certain types of accounts may meet the investment minimum for certain share classes by aggregating separate accounts within the same fund.
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including changing the types of clients who are eligible to purchase each share class, increasing or decreasing the minimum amount required to open, convert shares to, or maintain a fund account, or increasing or decreasing the minimum amount required to add to an existing fund account.
Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different policies regarding the availability of certain share classes from those described above. You should consult your financial intermediary to consider your options, including your eligibility for the share classes described above.
Share Class Conversions
When a share class conversion occurs, you receive shares of one share class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the total dollar value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values (NAVs) of the two share classes. A conversion between share classes of the same fund is a nontaxable event.
Conversions among Conventional Shares. You may be eligible for a self-directed conversion from one conventional (not exchange-traded) share class to another conventional share class (if available) of the Fund if your account meets all eligibility requirements for that share class. If you hold shares directly with Vanguard, you may request a conversion through our website (if you are registered for online access) or by telephone. Your conversion will be executed using the NAVs of the different share classes on the trade date after your conversion request is received in “good order.” For additional information on the requirements of “good order” and how the trade date is determined for a conversion request, please see “Good Order” and “Trade Date.” Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun.
Automatic Conversion. If your account balance exceeds the investment minimum for Admiral Shares, Vanguard may automatically convert your Investor Shares to Admiral Shares provided that your account meets the eligibility requirements for Admiral Shares. You will be notified before an automatic conversion of Investor Shares to Admiral Shares occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through a financial intermediary, please contact that firm directly for more information regarding your eligibility.
Mandatory Conversions to Another Share Class. If, for any reason, an account no longer meets the eligibility requirements for a share class, your shares in that account may be automatically converted to a share class for which the account is eligible. A decline in the account balance because of market movement may result in such a conversion. You will be notified before such mandatory conversion occurs.

Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different rules regarding conversion. You should consult with your financial intermediary to learn about the rules and to determine whether you are eligible to convert your shares.
Pricing of Fund Shares
When you purchase shares, you pay the share price, also known as the NAV, plus any applicable purchase fee. Your shares are also redeemed at the NAV, minus any applicable redemption fee. The share price for your transaction is the next one calculated after your purchase or redemption order is received in good order. NAV is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event generally shall also serve as the conclusion of the trading day. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
Vanguard fund share prices are published daily on our website.
Purchase, Redemption, and Exchange of Fund Shares
How to Purchase, Redeem, and Exchange Shares
If you hold Vanguard fund shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), you should contact your financial intermediary to purchase, redeem, or exchange shares. Depending on the policies and procedures of your financial intermediary, the procedures and rules by which you open an account and/or purchase, redeem, and exchange shares may differ from the procedures and rules discussed below.
If you hold shares directly with Vanguard, please see the information below regarding purchasing, redeeming, and exchanging your shares.
How to Initiate a Purchase, Redemption, or Exchange Request
• Online or by telephone. You may open certain types of accounts, request a purchase, redemption, or exchange of your shares online through our website (if you are registered for online access), or by calling Vanguard. See Contacting Vanguard.
• By Mail. You may also send Vanguard your account registration form and check to open certain types of accounts. To add to an existing account, you may send your check with a purchase form. You may also send a form (available online) to Vanguard by mail to redeem from a fund account.
How to Pay for a Purchase
• By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request.

• By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
• By check. You may make initial or additional purchases to your fund account by sending a check with a purchase form. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—XX). For a list of Fund numbers (for share classes in this Prospectus), see Additional Information. All purchase checks must be written in U.S. dollars, drawn on a U.S. bank, and accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
• By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund.
How to Receive Redemption Proceeds
• By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request.
• By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
• By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund.
• By check. You may have the proceeds of a fund redemption sent via check directly to you at the mailing address you have on file.
At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

Other Rules You Should Know
Responsibility for Fraud. You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Account Service Fee. Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year. Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Wire Fee. Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee may not apply to certain types of accounts. Please call or visit our website for more information on how the wire fee is charged.
No Cancellation. Vanguard will not accept your request to cancel any purchase, redemption or exchange request once processing has begun, so please be careful when placing a transaction request.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Vanguard.com Registration. If you are a registered user of vanguard.com, you can review your account holdings; purchase, redeem, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Proof of a Caller’s Authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
○
Authorization to act on the account (as the account owner or by legal documentation or other means).
○
Account registration and address.
○
Fund name and account number, if applicable.
○
Other information relating to the caller, the account owner, or the account.
Unusual Circumstances. If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Documentation for Certain Accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Recently Purchased Shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address Change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Future Trade-Date Requests. Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as described in Trade Date. Vanguard reserves the right to return future-dated purchase checks.
Uncashed Checks. Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Invalid Addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions back to the fund from which the distribution occurred until you provide us with a valid mailing address. Reinvestments will receive the NAV calculated on the date of the reinvestment.
Dormant Accounts. If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Accounts with More than One Owner. If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Share Certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.
Additional Information Regarding Redemption of Shares
Methods Used to Meet Redemption Requests. Under normal circumstances, the Vanguard funds typically expect to meet redemptions with positive cash flows. When this is not an option, a fund seeks to maintain its risk exposure by selling a cross section of the fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, a fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that a fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. A fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, a fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ board of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. For example, a fund may make a redemption in-kind if a cash redemption could negatively affect its operations or performance, as may be the case with large redemption amounts, or in situations where the redeeming shareholder may be engaged in market timing or frequent trading. A fund may delay payment of the redemption proceeds for up to seven calendar days.
Please contact Vanguard before you attempt to redeem a large dollar amount. In doing so, you may avoid in-kind or delayed payment of your redemption.
Emergency Circumstances. The Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances or such other periods, as determined by the SEC.
Timing of Payment of Redemption Proceeds. If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Vanguard fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. Please see Methods Used to Meet Redemption Requests and Emergency Circumstances for further information.
If you hold shares directly with Vanguard, the following rules also apply:
• Timing of wire redemptions from money market funds:for telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Timing of wire redemptions from all other funds: for requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
• If your redemption request is not in good order, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.
Good Order
Vanguard funds reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among different types of accounts and transactions. Vanguard reserves the right, without notice, to revise the requirements for good order. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for more details on good order requirements that may apply to you.
Trade Date
If you place your purchase, redemption, or exchange order through a financial intermediary (including through a brokerage account held at Vanguard Brokerage Services®), it is their responsibility to send your order to the Vanguard funds. Your transaction will be executed using the NAV next calculated after the order is received by the Vanguard funds in good order.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
If you hold shares directly with Vanguard, you may place your transaction request directly with Vanguard. Your transaction request will be executed using the NAV as calculated on the trade date as determined below. The trade date for any transaction request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are transacting, and the type of fund in which you are transacting. If your transaction request is not in good order, it may be rejected.
Trade Date for a Purchase Order. For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
Trade Date for a Redemption, Exchange, or Conversion Order (other than an order to convert to ETF Shares (if available)). If the transaction is received in good order on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will generally be the same day. If the transaction is received in good order on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will generally be the next business day.
Investing in Vanguard Funds through Employer-Sponsored Plans
If Vanguard fund shares are an investment option in your employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a fund as an investment option.

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan. If you have any questions about the Vanguard funds or Vanguard, including those about a fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com. Vanguard reserves the right to change its policies without notice to shareholders.
Shareholder Documents
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Confirmation Statements. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you purchase, redeem, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary will provide you with confirmation statements. Please contact your financial intermediary for details.

Portfolio Summaries. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements. For most accounts, Vanguard (or your financial intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your financial intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements. Additional information about the Funds’ investments and performance is available in the Funds’ Annual and Semi-Annual Reports. The Funds’ financial statements are filed with the SEC on Form N-CSR and available on our website.
Electronic Delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences. You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for electronic access to shareholder documents. Some financial intermediaries may not offer this service.

Reservation of Rights
In addition to the rights expressly stated elsewhere in this Prospectus, Vanguard reserves the following rights:
Right to Change Policies. Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions. Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Right to Refuse or Reject Purchase Requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance (as may be the case with large purchase amounts).
Please contact Vanguard before you attempt to invest a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Exchange Privilege. Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Please contact Vanguard before you attempt to exchange a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Account Liquidation. If an account no longer meets the eligibility requirements for a share class, a fund may, subject to applicable law, liquidate such fund account. Accounts with balances below the minimum amount required to maintain eligibility may be subject to liquidation, including when the decline results from market fluctuations or any other reason. This liquidation policy applies to nonretirement fund accounts and accounts that are held through financial intermediaries. You will be notified before a liquidation occurs.
Dividends, Distributions, and Taxes
Fund Distributions
The Fund generally distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed semiannually in June and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may make a supplemental distribution at some other time during the year.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are generally taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard, the Fund, or its advisors make changes that would impact the Fund directly or indirectly, including changes to the Fund’s portfolio or advisors or changes to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments. Such changes could, depending on the timing, result in capital gains distributions in the current fiscal year, subsequent fiscal year, or both.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
• If you purchase shares before an ex-dividend date when a fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of your purchase price. This is known as “buying a dividend.”

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This Prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your own tax advisor for detailed information about any tax consequences for you.
General Information
Backup Withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special Notice to Non-U.S. Investors. The Fund offered for sale in this Prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Frequent Trading Limitations
Overview
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The Board has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
Frequent Trading Policy
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account (“Frequent-Trading Limits”). ETF shares are not subject to these Frequent-Trading Limits. For Vanguard Retirement Investment Program pooled plans, the Frequent-Trading Limits apply to exchanges made online or by telephone.
The Frequent-Trading Limits do not apply to the following:
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.

• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
For participants in employer-sponsored defined contribution plans,* the Frequent-Trading Limits do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are also subject to the Frequent-Trading Limits: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans). Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries. When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and Frequent-Trading Limits may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer Frequent-Trading Limits. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Do not invest with Vanguard if you are a market-timer.

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Windsor II Fund Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.51	$39.23	$39.39	$48.48	$34.85
Investment Operations
Net Investment Income[1]	.750	.736	.672	.585	.502
Net Realized and Unrealized Gain (Loss) on Investments	5.636	10.800	1.923	(6.039)	15.971
Total from Investment Operations	6.386	11.536	2.595	(5.454)	16.473
Distributions
Dividends from Net Investment Income	(.757)	(.769)	(.647)	(.566)	(.516)
Distributions from Realized Capital Gains	(3.909)	(1.487)	(2.108)	(3.070)	(2.327)
Total Distributions	(4.666)	(2.256)	(2.755)	(3.636)	(2.843)
Net Asset Value, End of Period	$50.23	$48.51	$39.23	$39.39	$48.48
Total Return[2]	14.57%	30.15%	7.02%	-11.93%	49.42%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,897	$11,834	$10,381	$10,747	$13,734
Ratio of Total Expenses to Average Net Assets[3]	0.33%[4]	0.33%[5]	0.34%[5]	0.34%[5]	0.34%
Ratio of Net Investment Income to Average Net Assets	1.61%	1.61%	1.69%	1.38%	1.15%
Portfolio Turnover Rate	22%	22%	17%	18%	20%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.01%), (0.01%), and (0.00%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.33%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.33%, 0.34%, and 0.34%, respectively.

Vanguard Windsor II Fund Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$86.06	$69.60	$69.89	$86.03	$61.84
Investment Operations
Net Investment Income[1]	1.403	1.372	1.248	1.098	.950
Net Realized and Unrealized Gain (Loss) on Investments	9.995	19.156	3.406	(10.716)	28.341
Total from Investment Operations	11.398	20.528	4.654	(9.618)	29.291
Distributions
Dividends from Net Investment Income	(1.413)	(1.429)	(1.204)	(1.074)	(.972)
Distributions from Realized Capital Gains	(6.935)	(2.639)	(3.740)	(5.448)	(4.129)
Total Distributions	(8.348)	(4.068)	(4.944)	(6.522)	(5.101)
Net Asset Value, End of Period	$89.11	$86.06	$69.60	$69.89	$86.03
Total Return[2]	14.67%	30.25%	7.09%	-11.86%	49.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$50,692	$49,301	$39,929	$39,677	$46,833
Ratio of Total Expenses to Average Net Assets[3]	0.24%[4]	0.25%[5]	0.26%[5]	0.26%[5]	0.26%
Ratio of Net Investment Income to Average Net Assets	1.70%	1.69%	1.77%	1.46%	1.22%
Portfolio Turnover Rate	22%	22%	17%	18%	20%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.01%), (0.01%), and (0.00%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.24%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.25%, 0.26%, and 0.26%, respectively.

Additional Information
A Precautionary Note to Investment Companies. The Fund shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.

Securities Market Indexes
Listed below is the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Russell 1000 Value Index. An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower predicted growth rates.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Windsor II Fund
Investor Shares	6/24/1985	WndsrII	73	922018205
Admiral Shares	5/14/2001	WdsrIIAdml	573	922018304
Inception Date means the date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2026 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 800-523-1036	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Windsor II Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-00834
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 073 022026

PART B

VANGUARD® WINDSOR™ FUNDS

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2026

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated February 27, 2026). To obtain, without charge, a prospectus, the most recent report to shareholders, or a Fund’s financial statements hereby incorporated by reference, please visit https://vgi.vg/fund- literature or contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447

Online: vanguard.com

TABLE OF CONTENTS

Description of the Trust................................................................................................................................................................................	B-1
Fundamental Policies ...................................................................................................................................................................................	B-4
Investment Strategies, Risks, and Nonfundamental Policies...................................................................................................................	B-5

Share Price ....................................................................................................................................................................................................

B-26
Purchase and Redemption of Shares .........................................................................................................................................................	B-27
Management of the Funds ...........................................................................................................................................................................	B-28
Investment Advisory and Other Services ...................................................................................................................................................	B-43

Portfolio Transactions ..................................................................................................................................................................................

B-55

Proxy Voting ..................................................................................................................................................................................................

B-56

Financial Statements ....................................................................................................................................................................................

B-57

Appendix A ....................................................................................................................................................................................................

B-58

DESCRIPTION OF THE TRUST

Vanguard Windsor Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Vanguard Fund2		Share Classes1
		Investor	Admiral
Vanguard Windsor Fund		VWNDX	VWNEX
Vanguard Windsor II Fund		VWNFX	VWNAX
1	Individually, a class; collectively, the classes.
2	Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Organization

The Trust was organized as Wellington Equity Fund, Inc., a Delaware corporation, in 1958. It was reorganized as a Maryland corporation in 1973 and subsequently was reorganized as a Pennsylvania business trust in 1985. The Trust then was reorganized as a Maryland corporation later in 1985 and, finally, was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard/Windsor Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust are classified as diversified within the meaning of the 1940 Act.

Service Providers

Custodian. State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114, serves as the Funds‘ custodian. The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.

Investment Advisors. Aristotle Capital Management, LLC, 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025 (for a portion of Vanguard Windsor II Fund); Harris Associates L.P., 111 South Wacker Drive, Suite 4600, Chicago, IL 60606 (for a portion of Vanguard Windsor II Fund); Hotchkis and Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90117 (for a portion of Vanguard Windsor II Fund); Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022 (for a portion of Vanguard Windsor Fund); Sanders Capital, LLC, 777 South Flagler Drive, Suite 1100, West Palm Beach, FL 33401 (for a portion of Vanguard Windsor II Fund); and Wellington Management Company LLP, 280 Congress Street, Boston, MA, 02210 (for a portion of Vanguard Windsor Fund).

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds’ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund or the class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.

Conversion Rights. Fund shareholders may convert their shares to another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements as described in the Fund’s current prospectus.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations. The Trust’s bylaws place limitations on the forum in which certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust may be heard. The Trust’s bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for treatment as qualified dividend income.

Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.

Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries.

Investment Objective. The investment objective of each Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Cybersecurity Risks. A cybersecurity incident could subject the Vanguard funds, their advisors, and/or their third-party service providers to operational and financial risks. Cybersecurity incidents typically result from a deliberate attack, which could take multiple forms (e.g., phishing, malware, ransomware, or denial-of-service attacks), or wrongdoing by an authorized individual. In either case, sensitive assets, information, or data could fall into the hands of unauthorized individuals and potentially cause operational disruption. To prevent or reduce the impact of a cybersecurity incident, Vanguard has implemented controls, such as technological safeguards and business continuity plans. Cybersecurity risks are also present for third-party service providers (such as investment advisors, transfer agents, and custodians) that support the Vanguard funds. Vanguard has processes for assessing the cybersecurity programs implemented by a fund’s third-party service providers. These processes help reduce the risk of potential incidents that could impact a Vanguard fund and/or its shareholders.

Despite the measures described above, a cybersecurity incident could still disrupt business operations, which could affect a fund and/or its shareholders. Examples of impacts that might occur as a result of a cybersecurity incident include: a fund being unable to calculate its net asset value (NAV) or process transactions, fund shareholders being unable to place transactions or otherwise conduct business with Vanguard, or a fund being unable to safeguard its data or the personal information of its shareholders.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, coupon deferral risk, lower recovery value risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer’s capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Ratings or below BBB-/A-2 by S&P Global Ratings) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them.

Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.

Except as otherwise provided in a fund’s prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if its advisor deems it in the best interests of shareholders.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. A fund may use derivatives as an alternate means to obtain economic exposure if the fund is required to limit its investment in a particular issuer or industry. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Securities and Exchange Commission Rule 18f-4 governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities, and requires funds whose use of derivatives exceeds a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund and Vanguard may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. Each Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Environmental, Social, and Governance (ESG) Considerations. A Vanguard fund’s consideration of ESG risk factors is driven first and foremost by the investment objective and principal investment strategies disclosed in the fund’s prospectus. For Vanguard funds whose index providers or advisors select securities based on disclosed ESG criteria (ESG funds), the ESG fund’s prospectus provides information about the ESG fund’s use of ESG criteria and related ESG investing risks.

Unless specifically disclosed in a fund’s prospectus, Vanguard funds do not seek to implement specific ESG impacts or strategies. However, except with respect to Vanguard equity index funds, a Vanguard fund’s advisor may consider risk factors that could be categorized as “ESG” as a component of the fund’s investment process if the advisor deems such risk factors to be financially material, either quantitatively or qualitatively. For example, as determined by the fund’s advisor, certain ESG risk factors may be considered as a means to assess long-term risk to shareholder value (e.g., risk analysis, credit analysis, or investment opportunities) as the advisor deems appropriate. Consideration of ESG risk factors will vary depending on a fund’s particular investment strategies as disclosed in its prospectus. The weight given to specific risk factors may vary across types of investments, industries, regions, and issuers and may change over time. Consideration of certain ESG risk factors may affect a fund’s exposure to certain issuers or industries. For purposes of this disclosure, “ESG risk factors” refers to financially material risk factors that could be viewed as ESG-focused. However, there are significant differences in how such terms are interpreted across funds, advisors, index providers, and individuals. It is possible that an advisor will not identify or evaluate every ESG risk factor that an investor would expect to be identified or evaluated, or that the advisor may not categorize a specific risk factor as “ESG.” The advisor’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the advisor may not reflect the beliefs and values of any particular investor.

An advisor may be dependent on the availability of timely, complete, and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG risk factors. ESG risk factors are often not uniformly measured or defined, which could impact an advisor’s ability to assess an issuer. Where ESG risk factor analysis is used as one part of an overall investment process (as may be the case for some or all of the funds included in this Statement of Additional Information), such funds may still invest in securities of issuers that all market participants may not view as ESG-focused.

Proxy Voting and Engagement. Vanguard’s proxy voting administration services are organized into separate teams (Investment Stewardship Teams) within two wholly owned subsidiaries, Vanguard Capital Management, LLC (VCM) and Vanguard Portfolio Management, LLC (VPM). On behalf of the board of trustees of each Vanguard fund for which VCM and/or VPM exercises portfolio management and investment stewardship responsibilities, VCM and/or VPM, as applicable, administers proxy voting for the equity holdings of such funds. The Investment Stewardship Teams may each independently engage with issuers to better understand how they are addressing material risks, including material ESG risks. Specifically, the Investment Stewardship Teams may each independently engage with company leaders and directors to understand how they oversee, mitigate, and disclose material risks to shareholders.

For Vanguard funds advised by third-party advisory firms independent of Vanguard, such third-party advisory firms are responsible for administration of proxy voting and engagement with respect to the equity holdings they manage on behalf of the fund. A fund’s third-party advisor may consider various ESG risks to be material to companies and may have their own practices and policies related to engagement. For example, the advisor may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, certain third-party advisors engage with particular issuers held by the fund(s) they manage to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of such fund(s).

Regulatory Environment. The regulatory landscape for ESG investing is still developing, both within the United States and globally. As society’s focus on particular ESG issues, such as climate change, continues to evolve, the emphasis and direction of governmental policies are subject to change.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries.

As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation or other adverse tax consequences, political or social instability, changes to laws and regulations or interpretations of laws and regulations, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. This may negatively impact the value and/or liquidity of a fund’s investments and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Sanctions could also result in the devaluation of a country’s currency, a downgrade in the credit ratings of a country or issuers in a country, or a decline in the value and/or liquidity of securities of issuers in that country.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.

Foreign Securities—Emerging Markets Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement in and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency-hedging techniques in certain emerging market countries; (viii) generally smaller, less seasoned, or newly-organized companies; (ix) differences in, or lack of, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. There may also be limited regulatory oversight of certain foreign subcustodians that hold foreign securities subject to the supervision of a fund’s primary U.S.-based custodian. A fund may be limited in its ability to recover assets if a foreign subcustodian becomes bankrupt or otherwise unable or unwilling to return assets to the fund, which may expose the fund to risk, especially in circumstances where the fund’s primary custodian may not be contractually obligated to make the fund whole for the particular loss.

Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, seizure of assets, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a fund invests. For example, in China, ownership of companies in certain sectors by foreign individuals and entities is prohibited.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of a hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when a fund’s advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when a fund’s advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that a fund’s advisor reasonably believes generally tracks the currency being hedged with regard to price movements). A fund’s advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities—Russian Market Risk. Russia’s launch of a large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.

Foreign Securities—Special Risks of Investing in China. Investing in companies or issuers economically tied to China involves a high degree of risk and special considerations not typically associated with investing in more developed economies or markets. Such risks may include but are not limited to: Chinese Government Risk, Sanctions/Geopolitical Risk, Emerging Market Risk, Chinese Renminbi Risk, Regulatory and Legal Framework Risk, and risks with accessing and investing in their equity and bond markets.

Chinese Government Risk. In China, there are no freely elected government officials and political opposition is largely suppressed. As a result, the Chinese government has an outsized impact on the Chinese market which is uncharacteristic when compared with developed nations. For example, the Chinese government has exercised authority over publicly traded Chinese companies in the past and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government could use this authority for a variety of reasons including targeting Chinese companies deemed to have violated Chinese interests or trying to reduce market volatility.

The nationalist focus of the Chinese government also can lead to the government making broad policy changes that deviate from what they have historically supported. The Chinese government has implemented several economic reforms since 1978. It is possible that these reforms may not be supported in the future and the government could return to a more centrally planned economy. Additional support to surrounding economies such as Hong Kong could be revoked, and foreign investment in China could be limited if not banned outright.

Sanctions/Geopolitical Risk. Investing in companies economically tied to China is subject to certain political risks. Following the establishment of the People’s Republic of China (PRC) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and seized assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future, resulting in a full or partial loss of Chinese holdings.

China has many ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), Chinese policymaking, human rights violations assertions by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies.

The resulting political tensions, including with the United States, have had and may continue to have impacts on the Chinese economy and its ability to sell certain goods. Other countries, including the U.S., have imposed and may continue to impose sanctions, tariffs, and embargoes or blocking of certain goods produced in China to affect the Chinese economy. Countries have also raised concerns about Chinese companies’ compliance with their own laws which could result in the delisting of securities. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to investments. While tariffs and embargoes are not direct sanctions, they can still negatively affect the Chinese economy and individual Chinese companies. Lastly, because of the economic and financial market dependence between China and the surrounding regions, any decrease in demand for goods from China or an economic downturn in China, could negatively affect the economies and financial markets of the surrounding regions.

Emerging Market Risk. China’s economy is classified as an emerging market. However, China’s economy is considered to be more reliant on exports than other emerging markets and therefore could be negatively affected by a downturn in its export business. Chinese exports could be negatively affected by the aforementioned sanctions and geopolitical risk or other restrictions such as trade tariffs, embargoes, or capital controls. Chinese exports could also be affected by increasing competition across Asia’s other emerging economies, higher rates of inflation, and/or the erratic nature of economic growth in China.

Regulatory and Legal Framework Risk. China’s ability to develop and sustain its legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems could influence the course of foreign investment. Chinese companies are not subject to the same degree of regulation as those in the United States with respect to matters such as tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. China lacks accounting, auditing, and financial reporting standards, and U.S. public accounting oversight boards are unable to inspect audit work papers and practices of registered accounting firms in China. Further complicating matters, some of China’s laws prohibit certain key information about their companies from being disclosed. As a result, obtaining the full financial picture of a publicly traded Chinese company may be more difficult than obtaining the full financial picture of a publicly traded U.S. company, making it harder to determine the true health of a company.

China’s legal framework may make it more difficult, if not impossible, to obtain or enforce a judgment compared to other countries. The Chinese regulatory framework is also less extensive and still developing regarding business entities and commercial transactions, which can make it challenging to navigate China’s markets. Chinese securities may be taxed differently than U.S. securities depending on the type of investment and the issuer.

Accessing and Investing in the Chinese Equity Market. China’s investment and banking systems are still developing, which subjects the settlement, clearing, and registration of securities transactions to additional risks and costs. Chinese companies can list their shares in a variety of ways, such as A shares, B shares, or H shares. These shares are traded on various exchanges, such as the Shanghai or Shenzhen exchange.

A-shares are generally bought through the Qualified Foreign Investor (QFI) program or Stock Connect. Trading through a license granted under the QFI regime is subject to policies and rules that are unique and evolving. In addition, QFI licenses can be revoked or restricted, preventing a fund from any future trading through the QFI regime. There are QFI custodial arrangements that can limit a fund’s ability to recover deposited cash if the QFI custodian becomes insolvent. Chinese regulators may impose fines or pursue other negative actions towards a QFI custodian if that custodian does not perform its required reporting obligations. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. As a result, trades must be placed with separate brokers for different transaction sides, increasing complexity, potential for error, and costs.

Trading on Stock Connect is also subject to limitations such as daily quota limitations on purchases, limitations on transferability of shares, pre-delivery or pre-validation of cash or securities to or by a broker which may impact a fund’s ability to trade portfolio securities in a timely manner and can negatively affect a fund’s returns. Only certain A-shares are eligible to be accessed through Stock Connect and these securities could lose their eligibility at any time. Stock Connect utilizes an omnibus clearing structure, and a fund’s shares will be registered in the custodian’s name on the Hong Kong Central Clearing and Settlement System. This may reduce a manager’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights. B shares can only be traded by non-residents of the PRC or residents with an appropriate foreign currency account that meets certain requirements.

China’s foreign ownership limitations may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear whether China will aggregate a fund’s holdings with other affiliated funds in determining the 5% ownership level. The restrictions on ownership and ability of Chinese regulatory authorities and Chinese issuers to suspend trading, their willingness to exercise this option in response to market volatility and other events, can negatively affect liquidity and volatility of the Chinese markets.

It is also possible to gain exposure to certain Chinese companies through legal structures known as Variable Interest Entities (VIEs). The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education, and telecommunications. VIEs seek to establish claims to a China-based company’s profits and control of its assets through contractual arrangements. While VIEs are a longstanding industry practice, they are not formally recognized under Chinese law or approved by Chinese regulators. It is also uncertain whether Chinese officials or regulators will prohibit Chinese companies from accessing foreign investment through VIEs or remove VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a fund’s returns and net asset value. Additionally, an investor’s rights may be limited with respect to the underlying Chinese operating company.

Accessing and Investing in the Chinese Bond Market. The People’s Bank of China has established a program that permits eligible foreign investors to invest directly in bonds traded on the Chinese Interbank Bond Market (CIBM). While the CIBM is relatively large and trading volumes are generally high, the market has similar risks as bond markets in other emerging market countries. A fund may invest in the bonds available on the CIBM through Bond Connect, which was established with the Hong Kong Monetary Authority as a way to permit overseas investors to trade in each other’s respective markets. Bond Connect provides a connection between mainland China- and Hong Kong-based financial institutions, permitting securities trading between the mainland China and Hong Kong markets electronically, thus eliminating the stricter restrictions that were present under previous access models.

Investing in securities traded on the CIBM through Bond Connect is subject to regulatory risks. The relevant rules, regulations, structure, terms, and a fund’s ability to access Bond Connect may be subject to change with minimal notice and any changes have the potential to be applied retroactively. For example, if Bond Connect is not operating or trading is otherwise suspended, a fund’s ability to trade bonds in a timely manner may be affected and there may be negative impacts on the fund. Additionally, market volatility and possible lack of liquidity due to low trading volume on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM. The bid-ask spreads of the prices of such securities may be large, and a fund may therefore incur significant costs and may suffer losses when selling such investments. Further, the bonds traded on the CIBM may be difficult or impossible to sell, which may impact a fund’s ability to acquire or dispose of such securities at their expected prices.

Bonds issued by Chinese companies or the Chinese government may be dollar denominated. These dollar-denominated bonds carry some of the same risks as RMB-denominated bonds traded through Bond Connect, but generally benefit from reduced currency risk since a fund does not need to engage in currency trading to settle the trade.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with

Rule 18f-4.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If a fund’s advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.

Legal and Regulatory Risk. Vanguard funds and their advisors are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve. Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of a fund’s investments, a fund’s investment strategy, and/or a fund’s ability to manage tax consequences. Changes in how laws and regulations are interpreted could similarly impact a fund. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on fund performance.

Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with

Rule 18f-4.

If a trading market, in particular options, were to become unavailable, investors in those options (such as a Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If a fund’s advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.

Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If a fund’s advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor through a wholly owned subsidiary (VCM and/or VPM) may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company.SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under

Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies and private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.

Ownership Limitations and Regulatory Relief. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership restrictions and limitations can apply to certain industries (for example, banking, insurance, and utilities), certain issuers (who may, for example, have mechanisms such as poison pills in place to prevent takeovers), or certain transactions, and will also vary significantly in different contexts. A fund can be subject to more than one ownership limitation depending on its holdings, and each ownership limitation can impact multiple securities held by a fund.

Ownership limitations can restrict or impair a fund’s investment activities in a variety of ways. To meet the requirements of a limitation or restriction, a fund may be unable to purchase or directly hold a security the fund would otherwise purchase or hold if the limitation did not apply. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation because the fund cannot buy its desired amount of an impacted security. For actively managed funds, this means a fund may miss an opportunity to invest in an impacted security that the fund’s investment advisor otherwise would invest in if the fund were not subject to an ownership limitation. These types of restrictions could negatively impact a fund’s performance.

When a Vanguard fund is subject to an ownership limitation, Vanguard or the fund typically will seek permission to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date. If this happens, the fund could be required to sell or otherwise dispose of holdings in one or more issuers to comply with limitations. In the event that a regulator revokes relief from ownership limitations for the Vanguard funds and other large fund complexes at the same time, there could be significant negative market impacts in the applicable industries and increased volatility in the share prices of the relevant securities. Sudden loss of ownership limitation relief relating to one or more limited securities could potentially result in wider bid-ask spreads and premium/discounts in ETF shares, and in extreme scenarios, impact the trading of ETF shares.

In order to obtain permission to exceed an ownership limitation, Vanguard may have to agree to certain conditions that will impact its ability to exercise rights on behalf of funds. For example, Vanguard may be required to agree to vote proxies in a certain way for any securities Vanguard funds hold that exceed a particular ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions and applicable regulators’ recognition of such operational independence.

For situations in which the Vanguard funds do not have or are unable to obtain permission to exceed ownership limitations, the Vanguard funds and their advisors have adopted policies designed to allocate ownership of impacted securities across applicable Vanguard products in a manner that is fair and equitable over time in order to minimize the potential conflicts of interest that could arise in making such allocation determinations. These allocation policies could result in certain Vanguard products obtaining zero or reduced direct exposure to one or more impacted securities and/or indirect exposure to impacted securities. In order to obtain indirect exposure, funds may use derivatives (such as total return swaps) or invest in totally held subsidiaries that hold the impacted securities. Both of these ways of obtaining indirect exposure are more costly than owning securities of the issuer directly. Depending on the circumstances, certain Vanguard funds may incur and bear the costs associated with transactions entered into for these purposes that other Vanguard funds do not incur and bear. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.

In addition, there is no guarantee that Vanguard funds will be able to obtain some or all of the derivatives that Vanguard funds want in order to gain indirect exposure to a limited security. This limited availability of derivatives may impact the ability of a fund to meet its investment objective or invest in accordance with its investment strategy, and/or have additional impacts to fund performance. Additionally, funds that use derivatives for indirect exposure are subject to derivatives-related risks.

Ownership limitations and the use of derivatives to address ownership limitations could result in unanticipated tax consequences to a fund that may affect the amount, timing, and character of distributions to shareholders. The taxation of derivatives can be complex and, depending upon the type and amount of derivatives employed by a fund, the tax consequences of using derivatives could be worse than the tax consequences that result from direct exposure to impacted securities.

Ownership limitations are highly complex. It is possible that, despite a fund’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, a dealer, or another counterparty that meets minimum credit requirements and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, a fund’s investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, dealer, or other counterparty that meets minimum credit requirements to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities/Investments (including Private Placements). Illiquid securities/investments are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments,

(5)certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, tax, and operational risks. Vanguard considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests primarily in high-quality, short-term money market instruments.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1⁄3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund’s securities lending activities.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult their tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.

Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments.

Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”

Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.

Tax Matters—Passive Foreign Investment Companies. To the extent that a fund invests in stock in a foreign company, such stock may constitute an equity investment in a passive foreign investment company (PFIC). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long a fund held it. Also, a fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of a fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income (or loss) each year. Distributions from a fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.

Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”

Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.

A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.

Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Other kinds of warrants exist, including, but not limited to, warrants linked to countries’ economic performance or to commodity prices such as oil prices. These warrants may be subject to risk from fluctuation of underlying assets or indexes, as well as credit risk that the issuer does not pay on the obligations and risk that the data used for warrant payment calculation does not accurately reflect the true underlying commodity price or economic performance.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.

Regulatory Restrictions in India. Shares of Vanguard Windsor Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of the Fund shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a “person resident in India” (as defined under applicable Indian law), (ii) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the Fund, must satisfy themselves regarding compliance with these requirements.

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, also known as net asset value (NAV), which is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m.,

Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in each Fund’s prospectus.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of each Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by each Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of each Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in each Funds’ prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Fund’s board of trustees. Redemptions in-kind may benefit a fund and its shareholders by reducing the need for a fund to maintain significant cash reserves and/or to sell securities held by the fund to meet redemption requests or for other reasons. However, this activity may adversely affect the market value of the securities redeemed in-kind and, consequently, the NAV of the fund. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge a redemption fee. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency;

(2)redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to certain Vanguard funds through VCM and/or VPM, each a wholly owned subsidiary of Vanguard established in 2025. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement). In addition, as permitted by the Agreement, a wholly owned subsidiary of Vanguard (VCM and/or VPM) exercises portfolio management and certain investment stewardship responsibilities for certain Vanguard funds pursuant to an intercompany service agreement between Vanguard and such wholly owned subsidiary. These portfolio management and investment stewardship services are provided at cost.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. In rendering investment management services to certain funds through a wholly owned subsidiary (VCM and/or VPM), Vanguard may also use the resources of its foreign wholly owned subsidiaries that are not registered as investment advisers with the SEC, using “participating affiliate arrangements.” Participating affiliate arrangements are arrangements used in reliance on guidance of the staff of the SEC and recognized by the SEC that allow a US-registered investment adviser to use investment management resources of unregistered affiliates, subject to the regulatory supervision of the registered adviser. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Pursuant to an agreement between Vanguard and State Street Bank and Trust Company (State Street), State Street provides services for Vanguard Windsor Fund and Vanguard Windsor II Fund. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to State Street under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended October 31, 2023, 2024, and 2025, State Street had received fees from the Funds for administrative services rendered as shown in the table below.

Vanguard Fund	2023	2024	2025
Vanguard Windsor Fund	$21,500.04	$21,520.86	$21,749.88
Vanguard Windsor II Fund	21,500.04	21,520.86	21,749.88

The funds’ officers are also employees of Vanguard.

Vanguard (including VCM and VPM), Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of October 31, 2025, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution	Fund’s Average	Vanguard’s
Vanguard Fund	to Vanguard	Net Assets	Capitalization
Vanguard Windsor Fund	$ 579,000	Less than 0.01%	0.23%
Vanguard Windsor II Fund	1,527,000	Less than 0.01%	0.61

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, (7) review and evaluation of advisory and other services provided to the funds by third parties, and (8) such other services necessary to operate the funds at the lowest reasonable cost in accordance with the Agreement.

Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:

■Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.

■Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.

■Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

■Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.

■Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.

VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by Funds. Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2023, 2024, and 2025, and are presented as a percentage of each Fund’s average month-end net assets.

	Annual Shared Fund Operating Expenses
	(Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2023	2024	2025
Vanguard Windsor Fund
Management and Administrative Expenses	0.15%	0.15%	0.14%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01
Vanguard Windsor II Fund
Management and Administrative Expenses	0.15%	0.15%	0.13%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01

Each Fund’s investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund’s management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund services and oversight. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The Audit and Risk Committee of the board, which is composed of Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, Mark Loughridge, and Barbara Venneman each of whom is an independent trustee, oversees the management of financial risks and controls and enterprise-wide risk management. The Audit and Risk Committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The committee also serves as a channel of communication between risk management personnel and the board with respect to enterprise-wide risk management. Vanguard’s head of internal audit reports directly to the Audit and Risk Committee. The committee receives reports in writing and in person on a regular basis from Vanguard’s head of internal audit and Vanguard’s chief risk officer. Although the Audit and Risk Committee is responsible for overseeing the management of financial risks and controls and enterprise-wide risk management, the entire board is regularly informed of these risks through the committee’s reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee
Salim Ramji1	Chief Executive	CEO and	Chief executive officer and president of each of the	228
(1970)	Officer and	President since	investment companies served by Vanguard
	President	July 2024;	(2024–present). Chief executive officer and director of
		Trustee since	Vanguard (2024–present). Global head of iShares and
		February 2025	of index investing of BlackRock (2019–2024) and
member of iShares fund board (2019–2024). Head of
U.S. Wealth Advisory of BlackRock (2015–2019).
Member of the international leadership council of the
University of Toronto.
David Hunt2	Trustee	February 2026	Chairman (January–July 2025) and president and	228
(1961)			chief executive officer (2011–2025) of PGIM, Inc.
(investment firm). Managing director (2008–present)
of Pointe Mecox Capital, LLC (investment firm).
Member of the board of Sportime Holdings (recreation
management company).
Kenneth Jacobs3	Trustee	February 2026	Senior chairman of the board (2025–present),	228
(1958)			executive chairman (2023–2024), and chairman and
chief executive officer (2009–2023) of Lazard, Inc.
(financial advisory and asset management firm). Vice
chair of the board of the University of Chicago, vice
chair of the board of The Brookings Institution
(nonpartisan public policy research), and member of
the board of the Partnership for New York City
(organization of New York City businesses).

1 Mr. Ramji is considered an “interested person” as defined in the 1940 Act because he is an officer of the Funds.

2 Mr. Hunt is considered an “interested person” (as defined in the 1940 Act) of each series offered by Vanguard World Fund because of the roles he previously held with Jennison Associates LLC (Jennison) and its related entities, PGIM, Inc. and Prudential Financial, Inc. (Prudential) and his ownership of Prudential securities. Jennison provides investment advisory services for a portion of Vanguard U.S. Growth Fund, a series of Vanguard World Fund. For Vanguard Trusts other than Vanguard World Fund, Mr. Hunt is considered an independent trustee as defined in the 1940 Act.

3 Mr. Jacobs is considered an “interested person” (as defined in the 1940 Act) of the Vanguard funds given his relationship with Lazard, Inc. (Lazard) and the professional services provided to Vanguard by Lazard-affiliated entities.

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Independent Trustees
Tara Bunch	Trustee	November 2021	Head of global operations at Airbnb (2020–present).	228
(1962)			Vice president of AppleCare (2012–2020). Member of
			the boards of the University of California, Berkeley
			School of Engineering, and Santa Clara University’s
			School of Business.
Mark Loughridge	Independent	March 2012	Senior vice president and chief financial officer (retired	228
(1953)	Chair		2013) of IBM (information technology services).
			Fiduciary member of IBM’s Retirement Plan
			Committee (2004–2013), senior vice president and
			general manager (2002–2004) of IBM Global
			Financing, and vice president and controller
			(1998–2002) of IBM. Member of the Council on
			Chicago Booth.
Scott C. Malpass	Trustee	March 2012	Co-founder and managing partner (2022–present) of	228
(1962)			Grafton Street Partners (investment advisory firm).
			Chief investment officer and vice president of the
			University of Notre Dame (retired 2020). Chair of the
			board of Catholic Investment Services, Inc.
			(investment advisor). Member of the board of directors
			of Paxos Trust Company (finance).
John Murphy	Trustee	February 2025	President (2022–present), chief financial officer	228
(1962)			(2019–present), and president of the Asia Pacific
			group (2016–2018) of The Coca-Cola Company
			(TCCC). Member of the board of directors of
			Mexico-based Coca-Cola FEMSA (beverage bottler
			company); The Coca-Cola Foundation (TCCC’s
			philanthropic arm); and Engage (innovation and
			corporate venture platform supporting startups).
			Member of the board of trustees of the Woodruff Arts
			Center.
Lubos Pastor	Trustee	January 2024	Charles P. McQuaid Distinguished Service Professor	228
(1974)			of Finance (2023–present) at the University of
			Chicago Booth School of Business; Charles P.
			McQuaid Professor of Finance at the University of
			Chicago Booth School of Business (2009–2023).
			Managing director (2024–present) of Andersen
			(professional services) and a member of the Advisory
			Board of the Andersen Institute for Finance and
			Economics. Member of the board of the Fama-Miller
			Center for Research in Finance. Research associate
			at the National Bureau of Economic Research.
Rebecca Patterson	Trustee	February 2025	Chief investment strategist at Bridgewater Associates	228
(1968)			LP (2020–2023). Chief investment officer at Bessemer
			Trust (2012–2019). Member of the Council on Foreign
			Relations and the Economic Club of New York. Chair
			of the Board of Directors of the Council for Economic
			Education. Member of the Board of the University of
			Florida Investment Corporation.
André F. Perold	Trustee	December 2004	George Gund Professor of Finance and Banking,	228
(1952)			Emeritus at the Harvard Business School (retired
			2011). Chief investment officer and partner of
			HighVista Strategies LLC (private investment firm).

Board member of RIT Capital Partners (investment firm).

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Sarah Bloom Raskin	Trustee	January 2018	Deputy secretary (2014–2017) of the U.S. Department	228
(1961)			of the Treasury. Governor (2010–2014) of the Federal
			Reserve Board. Commissioner (2007–2010) of
			financial regulation for the State of Maryland. Colin W.
			Brown Distinguished Professor of the Practice, Duke
			Law School (2021–present); Rubenstein fellow, Duke
			University (2017–2020); distinguished fellow of the
			Global Financial Markets Center, Duke Law School
			(2020–2022); and senior fellow, Duke Center on Risk
			(2020–present).
Grant Reid	Trustee	July 2023	Senior operating partner (2023–present) of CVC	228
(1959)			Capital (alternative investment manager). Chief
			executive officer and president (2014–2022) and
			member of the board of directors (2015–2022) of
			Mars, Incorporated (multinational manufacturer).
			Member of the board of directors of Marriott
			International, Inc.
David Thomas	Trustee	July 2021	President Emeritus of Morehouse College	228
(1956)			(2018–2025). Professor of Business Administration,
			Emeritus at Harvard University (2017–2018) and dean
			(2011–2016) and professor of management at
			Georgetown University, McDonough School of
			Business (2016–2017). Director of DTE Energy
			Company. Trustee of Commonfund.
Barbara Venneman	Trustee	February 2025	Global head of Deloitte Digital (retired 2024) and	228
(1964)			member of the Deloitte Global Consulting Executive
			Committee (retired 2024) at Deloitte Consulting LLP.
Peter F. Volanakis	Trustee	July 2009	President and chief operating officer (retired 2010) of	228
(1955)			Corning Incorporated (communications equipment)
			and director of Corning Incorporated (2000–2010) and
			Dow Corning (2001–2010). Overseer of the Amos
			Tuck School of Business Administration, Dartmouth
			College (2001–2013). Member of the BMW Group
			Mobility Council.
Executive Officers
Jacqueline Angell	Chief	November 2022	Principal of Vanguard. Chief compliance officer	228
(1974)	Compliance		(2022–present) of Vanguard and of each of the
	Officer		investment companies served by Vanguard. Chief
			compliance officer (2018–2022) and deputy chief
			compliance officer (2017–2019) of State Street.
John Bendl	Finance Director	July 2025	Finance director (July 2025–present) of each of the	228
(1970)			investment companies served by Vanguard. Managing
			director (July 2025–present) of Vanguard. Chief
			financial officer (July 2025–present) of Vanguard.
			Senior Vice President and Director (July
			2025–present) of Vanguard Marketing Corporation.

Head of Financial Planning and Analysis and Enterprise Strategic Services (2024–2025) of Vanguard. Divisional chief financial officer of Vanguard’s International division (2021–2024). Chief financial officer (2019–2021) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller (2017–2019) of Vanguard. Partner (2003–2016) at KPMG (audit, tax, and advisory services).

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Glenn Booraem	Investment	January 2026	Principal of Vanguard. Investment stewardship officer	228
(1967)	Stewardship		of each of the investment companies served by
	Officer		Vanguard (2026–present). Head of Investment
			Stewardship Research & Policy (2024–2026) at
			Vanguard. Investment stewardship officer
			(2017–2020), treasurer (2015–2017), and controller
			(2010–2015) of each of the investment companies
			served by Vanguard.
Christine Buchanan	Chief Financial	November 2017	Principal of Vanguard. Chief financial officer	228
(1970)	Officer		(2021–present) and treasurer (2017–2021) of each of
			the investment companies served by Vanguard.
			Partner (2005–2017) at KPMG (audit, tax, and
			advisory services).
Carolyn Cross	Investment	January 2026	Principal of Vanguard. Investment stewardship officer	228
(1983)	Stewardship		of each of the investment companies served by
	Officer		Vanguard (2026–present). Co-head of Investment
			Stewardship Americas (2021–2026) and Senior
			Manager of Investment Methodology in Personal
			Advisor Services (2019–2021) at Vanguard.
Gregory Davis	Vice President	July 2024	Vice president of each of the investment companies	228
(1970)			served by Vanguard (2024–present). President
			(2024–present) and director (2024–present) of
			Vanguard. Chief investment officer (2017–present) of
			Vanguard. Principal (2014–present) and head of the
			Fixed Income Group (2014–2017) of Vanguard.
			Asia-Pacific chief investment officer (2013–2014) and
			director of Vanguard Investments Australia, Ltd.
			(2013–2014). Member of the Treasury Borrowing
			Advisory Committee of the U.S. Department of the
			Treasury. Member of the investment advisory
			committee on Financial Markets for the Federal
			Reserve Bank of New York. Vice chairman of the
			board of the Children’s Hospital of Philadelphia.
Ashley Grim	Treasurer	February 2022	Treasurer (2022–present) of each of the investment	228
(1984)			companies served by Vanguard. Fund transfer agent
			controller (2019–2022) and director of Audit Services
			(2017–2019) at Vanguard. Senior manager
			(2015–2017) at PricewaterhouseCoopers (audit and
			assurance, consulting, and tax services).
Natalie Lamarque	Secretary	September 2025	Chief Legal Officer of Vanguard (September	228
(1976)			2025–present). Secretary (September 2025–present)
			of Vanguard and each of the investment companies
			served by Vanguard. Managing director (September
			2025–present) of Vanguard. General Counsel and
			Secretary (2022–2025) at Principal Financial Group.
			General Counsel (2020–2022) and Deputy General
			Counsel (2019–2020) at New York Life Insurance
			Company. Member of the board of visitors for Duke
			University School of Law. Member of the board of
			trustees for City Year New York. Member of the
			advisory board for New York University School of Law,
			Program on Corporate Compliance and Enforcement.
Jodi Miller	Finance Director	September 2022	Principal of Vanguard. Finance director	228
(1980)			(2022–present) of each of the investment companies
			served by Vanguard. Head of Enterprise Investment

Services (2020–present), head of Retail Client

Services & Operations (2020–2022), and head of

Retail Strategic Support (2018–2020) at Vanguard.

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Matt Piro	Manager	July 2025	Principal of Vanguard. Manager oversight officer (July	228
(1980)	Oversight Officer		2025–present) of each of the investment companies
served by Vanguard. Global head of Oversight &
Manager Search (2022–present) of Vanguard. Global
head of ESG product (2017–2021) of Vanguard. Head
of product – Europe (2017–2021) of Vanguard. Senior
investment director of Oversight & Manager Search
(2012–2017) of Vanguard.

Mr. Hunt is independent for each Vanguard Trust other than the Vanguard World Fund Trust. With the exception of Mr. Ramji and Mr. Jacobs, all of the other trustees are independent. The trustees designate a chair of the board. Mr. Loughridge, an independent trustee, serves as chair. The independent chair is a spokesperson and principal point of contact for the trustees, including the independent trustees, and is responsible for coordinating the activities of the trustees, including calling regular executive sessions of the independent trustees, developing the agenda of each board meeting together with the chief executive officer, and chairing the meetings of the trustees.

Board Committees: The Trust’s board has the following committees:

■Audit and Risk Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, the independent audits of each fund, and enterprise-wide risk management. Ms. Raskin and Mr. Volanakis co-chair the committee. The following independent trustees serve as members of the committee: Ms. Bunch, Mr. Loughridge, and Ms. Venneman. The committee held five meetings during the Trust’s fiscal year ended October 31, 2025.

■Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. Mr. Reid chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Murphy, and Ms. Patterson. The committee held six meetings during the Trust’s fiscal year ended October 31, 2025.

■Executive Committee (formerly Independent Governance Committee): This committee assists the board in fulfilling its responsibilities and is empowered, when exigent circumstances require, to exercise board powers in the intervals between board meetings unless such action is prohibited by applicable law or Trust bylaws. Mr. Loughridge chairs the committee. The following trustees serve as members of the committee: Mr. Jacobs, Mr. Pastor, Mr. Perold, Mr. Ramji, Ms. Raskin, and Mr. Volanakis. The committee held one meeting during the Trust’s fiscal year ended

October 31, 2025.

■Investment Committees: These committees oversee the investment advisors to the funds. The committees are responsible for: approving the funds’ investment advisory agreements and allocation of assets among advisors, overseeing the funds’ proxy voting, and approving policies used to vote fund proxies. Mr. Pastor and Mr. Malpass each chair one of the committees and each trustee serves on at least one of the two investment committees, with each committee comprised of a majority of the funds’ independent trustees. Each investment committee held two meetings during the Trust’s fiscal year ended October 31, 2025.

■Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. Ms. Bunch chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Malpass, Dr. Thomas, and Ms. Venneman. The committee held three meetings during the Trust’s fiscal year ended October 31, 2025.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Ms. Bunch, chair of the committee.

Trustees retire in accordance with the funds’ governing documents and policies, and typically by age 75.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent and Non-Executive Interested Trustees. The funds compensate their independent trustees and non-executive interested trustees in two ways:

■The trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

■The trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

“Interested” Executive Trustee. Mr. Ramji serves as a trustee, but is not compensated in this capacity. He is, however, compensated in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation by the Funds for each trustee. In addition, the table shows the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD WINDSOR FUNDS

TRUSTEES’ COMPENSATION TABLE

	Aggregate	Total Compensation
	Compensation From	From All Vanguard
Trustee	the Funds1	Funds Paid to Trustees2
Salim Ramji3	—	—
David Hunt4	—	—
Kenneth Jacobs5	—	—
Tara Bunch	$4,044	$415,000
Emerson U. Fullwood6	1,722	88,333
F. Joseph Loughrey7	1,917	98,333
Mark Loughridge	5,117	525,000
Scott C. Malpass	3,801	390,000
John Murphy8	2,777	380,000
Lubos Pastor	3,801	390,000
Rebecca Patterson9	2,797	350,833
André F. Perold	3,703	387,500
Sarah Bloom Raskin	4,044	415,000
Grant Reid	3,801	390,000
David Thomas	3,703	380,000
Barbara Venneman10	2,797	350,833
Peter F. Volanakis	4,044	415,000

1The amounts shown in this column are based on the Trust’s fiscal year ended October 31, 2025. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 228 Vanguard funds for the 2025 calendar year and include any amount a trustee has elected to defer. During the 2025 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $415,000; Mr. Perold, $387,500; Ms. Raskin,

$207,500; Mr. Reid, $390,000; and Dr. Thomas, $190,000.

3Mr. Ramji became a member of the Funds’ board effective February 26, 2025.

4 Mr. Hunt became a member of the Funds’ board effective February 24, 2026.

5 Mr. Jacobs became a member of the Funds’ board effective February 24, 2026.

6 Mr. Fullwood retired from the Funds’ board effective February 26, 2025.

7 Mr. Loughrey retired from the Funds’ board effective February 26, 2025.

8 Mr. Murphy became a member of the Funds’ board effective February 26, 2025.

9 Ms. Patterson became a member of the Funds’ board effective February 26, 2025. 10 Ms. Venneman became a member of the Funds’ board effective February 26, 2025.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each and of all Vanguard funds served by the trustee as of December 31, 2025.

VANGUARD WINDSOR FUNDS

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Windsor Fund	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Vanguard Windsor II Fund	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of January 31, 2026, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of January 31, 2026, the following owned of record 5% or more of the outstanding shares of each class:

			Percentage
Vanguard Fund	Share Class	Owner and Address	of Ownership
Vanguard Windsor Fund	Investor Shares	Vanguard Diversified Equity Fund,	12.05%
		Valley Forge, PA
		Vanguard STAR Fund, Valley Forge, PA	40.54%
	Admiral Shares	FedEx Corporation Retirement Savings	5.98%
		Plan, Memphis, TN
Vanguard Windsor II Fund	Investor Shares	National Financial Services LLC, Jersey	5.46%
		City, NJ
		Charles Schwab & Co., Inc., San	6.48%
		Francisco, CA
		The Variable Annuity Life Insurance	18.46%
		Company, Houston, TX
		Vanguard STAR Fund, Valley Forge, PA	29.18%
	Admiral Shares	Fidelity Investments Institutional	9.31%
		Operations Company Inc., Covington,
		KY

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures.1 Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethical Conduct, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.

Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash equivalent investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

1Any disclosure of portfolio holdings will be subject to, and consistent with, the Information Barrier Policy.

Online Disclosure of Complete Portfolio Holdings

Actively managed equity funds, unless otherwise stated, generally will seek to disclose complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Actively managed fixed income funds will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Each Vanguard fund relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs) generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Each Vanguard index fund other than those Vanguard index funds relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs), generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.

Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, VCM, and VPM (each, an Advisor and collectively, the Advisors), for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, VCM, VPM, other Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; Confluence Technology Inc.; Eagle Investments; Equilend; FactSet Research Systems Inc.; Gresham Technologies, Plc.; Institutional Shareholder Services, Inc.; Intellicor, LLC; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Morningstar, Inc.; Phoenix Lithographing Corporation; Pirium Systems Limited; Reuters America Inc.;

R.R.Donnelley, Inc.; Schvey, Inc. d/b/a Axoni; SimCorp USA Inc.; State Street Bank and Trust Company; Stonewain Systems Inc.; and Trade Informatics LLC.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, the Information Barrier Policy, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, and/or the Information Barrier Policy; (2) an investment advisor, sub-advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, VCM, VPM, other Vanguard subsidiaries, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by the Advisors, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. Any disclosure of portfolio holdings to Vanguard Affiliates will be subject to, and consistent with, the Information Barrier Policy.

Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, sub-advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets

An investment advisor, sub-advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of the Advisors is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by the Advisors to trading counterparties must be authorized by a Vanguard fund officer or a Principal of Vanguard.

In addition to the disclosures described below to Authorized Participants, a Vanguard fund investment advisor or administrator may also disclose portfolio holdings information to other current or prospective fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units (as defined below) or other large transactions with a Vanguard fund. Such shareholders are typically Authorized Participants or other financial institutions that have been authorized by VMC to purchase and redeem large blocks of shares, but may also include market makers and other institutional market participants and entities to whom a Vanguard fund advisor or administrator may provide information in connection with transactions in a Vanguard fund.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Services and Oversight unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department, Oversight and Manager Search team, or Office of the General Counsel, or the equity trading units within VCM or VPM.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisors, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or sub-advisor or by any affiliated person of the investment advisor or sub-advisor.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust currently uses the following investment advisors:

■Aristotle Capital Management, LLC (Aristotle Capital) provides investment advisory services for a portion of the assets in Vanguard Windsor II Fund.

■Harris Associates, L.P. (Harris) provides investment advisory services for a portion of the assets of Vanguard Windsor II Fund.

■Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) provides investment advisory services for a portion of Vanguard Windsor II Fund.

■Pzena Investment Management, LLC (Pzena) provides investment advisory services for a portion of Vanguard Windsor Fund.

■Sanders Capital, LLC (Sanders) provides investment advisory services for a portion of Vanguard Windsor II Fund.

■Wellington Management Company LLP (Wellington Management) provides investment advisory services for a portion of Vanguard Windsor Fund.

Lazard Asset Management LLC provided investment advisory services for a portion of Vanugard Windsor II Fund from 2007 until December 2025.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended October 31, 2025.

A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the fund’s investment program for its portion of the fund’s assets. Hereafter, each portion is referred to as the advisor’s

Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Oversight and Manager Search team and the officers and trustees of the fund. Vanguard’s Oversight and Manager Search team is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and recommendations to hire, terminate, or replace an advisor.

I. Vanguard Windsor Fund

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Value Index (for Pzena) or the S&P 500 Index (for Wellington Management) over the preceding 36-month period.

During the fiscal years ended October 31, 2023, 2024, and 2025, Vanguard Windsor Fund incurred aggregate investment advisory fees of $28,430,000 (before a performance-based increase of $14,998,000), $30,012,000 (before a performance-based increase of $1,277,000), and $29,820,000 (before a performance-based decrease of $14,978,000) respectively.

A. Pzena Investment Management (Pzena)

Pzena, a global investment management firm based in New York City, was founded in 1995. Pzena is wholly owned by the partners of Pzena Investment Management, LLC, a Delaware limited liability company.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Richard Pzena	Registered investment companies1	3	$6B	1	$5B
	Other pooled investment vehicles	11	$1B	2	$100M
	Other accounts	18	$601M	0	$0
Benjamin S. Silver	Registered investment companies1	8	$10.5B	3	$9.3B
	Other pooled investment vehicles	46	$27.1B	5	$531M
	Other accounts	92	$7.4B	0	$0
John J. Flynn	Registered investment companies1	7	$8.6B	2	$7.4B
	Other pooled investment vehicles	14	$1.1B	1	$39M
	Other accounts	75	$2.3B	0	$0

1 Includes Vanguard Windsor Fund which held assets of $5 billion as of October 31, 2025.

2. Material Conflicts of Interest

In Pzena’s view, conflicts of interest may arise in managing the fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling such conflicts.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing), and by managing all Accounts on a strategy-specific basis. If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity; however, Pzena has adopted procedures for allocating portfolio transactions across

Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, Pzena may choose to allocate the executed shares on a pro-rata basis, or on a random basis. As with all trade allocations each Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders when it believes doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the fund and another Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to ongoing reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Proxy voting for Accounts’ securities holdings may also pose certain conflicts. A potential material conflict of interest could exist in the following situations: (i) Pzena manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios; (ii) Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or (iii) A Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling. Our proxy voting policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified by the firm.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Pzena’s compensation philosophy is to reward long-term superior performers with total compensation at or near the top quartile of the asset management industry. As with all investment professionals at Pzena, Mr. Flynn, Mr. Pzena, and Mr. Silver are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. The time frame Pzena examines for bonus compensation is annual. Base pay is set to be in line with industry averages, and when setting the level of discretionary bonuses, a blend of quantitative and qualitative measures are considered; however, bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always considers all of the contributions that an employee has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ownership is provided to individuals who have contributed meaningfully to the long-term success of the organization, and is the primary tool used by Pzena for attracting and retaining the best people. Employees invited into the partnership generally receive an initial share grant at no cost to them and are subsequently offered economically attractive opportunities to exchange cash compensation for additional shares. Equity ownership ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to investors. Mr. Flynn, Mr. Pzena, and Mr. Silver are equity owners of Pzena.

4. Ownership of Securities

As of October 31, 2025, Mr. Flynn, Mr. Pzena, and Mr. Silver did not own any shares of Vanguard Windsor Fund.

B. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA, 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended October 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
David Palmer	Registered investment companies1	4	$ 8B	2	$6.6B
	Other pooled investment vehicles	8	$1.1B	2	$157M
	Other accounts	20	$8.7B	3	$621.6M

1 Includes Vanguard Windsor Fund which held assets of $5 billion as of October 31, 2025.

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s or Fund’s manager listed in a prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund (Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Wellington Management Portfolio or Fund. The Portfolio Manager makes investment decisions for each account, including the Wellington Management Portfolio or Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a Portfolio Manager may purchase or sell securities, including initial public offerings (IPOs), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio or Fund and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings to those of the Wellington Management Portfolio or Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for the Wellington Management Portfolio or Fund, both of which have the potential to adversely impact the Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for a Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio’s or Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio or Fund. Mr. Palmer also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio or Fund as set forth in the Investment Advisory Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio or Fund. The following relates to the fiscal year ended October 31, 2025.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Wellington Management Portfolio’s or Fund’s manager listed in a prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio compared to the Standard & Poor’s 500 Index (until December 31, 2020) and the Russell 1000 Value Index (beginning January 1, 2021) over one, three, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Palmer is a Partner.

4. Ownership of Securities

As of October 31, 2025, Mr. Palmer owned shares of Vanguard Windsor Fund in an amount exceeding $1 million.

II. Vanguard Windsor II Fund

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI US Investable Market 2500 Index (for Hotchkis and Wiley), the S&P 500 Index (for Aristotle Capital), the Russell 3000 Index (for Sanders), or the Russell 1000 Value Index (for Harris), over the preceding 60-month period.

For the fiscal years ended October 31, 2023, 2024, and 2025, Vanguard Windsor II Fund incurred aggregate investment advisory fees and expenses of $65,499,000 (before a performance-based decrease of $5,032,000), $72,728,000 (before a performance-based decrease of $8,634,000), and $73,242,000 (before a performance-based decrease of $1,465,000) respectively.

A. Aristotle Capital Management, LLC (Aristotle Capital)

Aristotle Capital is a privately owned, registered investment adviser that specializes in equity portfolio management for institutional and individual clients. The firm is independently owned by its employees and the board of managers.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Howard Gleicher	Registered investment companies1	10	$29.7B	1	$11.9B
	Other pooled investment vehicles	20	$9.1B	0	0
	Other accounts	1,195	$23.6B	0	0
Gregory Padilla	Registered investment companies1	8	$29B	1	$11.9B
	Other pooled investment vehicles	17	$8.3B	0	0
	Other accounts	1,075	$17.8B	0	0

1 Includes Vanguard Windsor II Fund which held assets of $11.9 billion as of October 31, 2025.

2. Material Conflicts of Interest

Potential conflicts of interest could arise when there is side-by-side management of private fund, separately managed accounts and mutual funds. Additionally, differing fee arrangements increase the risk that higher fee paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital mitigates these risks by implementing procedures, such as establishing a trade rotation process, blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

With regard to portfolio selections and the different positions that Aristotle Capital’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle Capital manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle Capital may choose one of several options including: (1) “echo” or “mirror“ voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

3. Description of Compensation

All Aristotle Capital investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Capital is an equity partner of the firm and receives a portion of the overall profits of Aristotle Capital as part of his ownership interest. Aristotle Capital’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

4. Ownership of Securities

As of October 31, 2025, Mr. Gleicher and Mr. Padilla did not own any shares of Vanguard Windsor II Fund.

B. Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens-H&W LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.

1. Other Accounts Managed

The investment process employed is the same for similar accounts, including the portion of Vanguard Windsor II Fund managed by Hotchkis and Wiley (the Hotchkis and Wiley Portfolio), and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis and Wiley’s strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Hotchkis and Wiley Portfolio are generated by Hotchkis and Wiley’s investment team. Although the Hotchkis and Wiley Portfolio is managed by Hotchkis and Wiley’s investment team, Hotchkis and Wiley has identified George H. Davis, Jr., and Scott McBride as the portfolio managers with the most significant responsibility for the day-to-day management of the Hotchkis and Wiley Portfolio.

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
George H. Davis, Jr.	Registered investment companies1	25	$19.4B	2	$12.4B
	Other pooled investment vehicles	18	$3.7B	2	$322M
	Other accounts	49	$6.6B	3	$679M

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Scott McBride	Registered investment companies1	25	$19.4B	2	$12.4B
	Other pooled investment vehicles	18	$3.7B	2	$322M
	Other accounts	49	$6.6B	3	$679M

1 Includes Vanguard Windsor II Fund which held assets of $11.9 billion as of October 31, 2025.

2. Material Conflicts of Interest

The Fund is managed by Hotchkis and Wiley’s investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis and Wiley also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis and Wiley’s discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa. Hotchkis and Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis and Wiley’s other business activities and Hotchkis and Wiley’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis and Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and/or equity) in different investment strategies which can give rise to conflicts where Hotchkis and Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis and Wiley seeks to mitigate the impact of these conflicts on a case by case basis.

Hotchkis and Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may be used in servicing any or all of Hotchkis and Wiley’s clients (including model portfolio delivery clients) across all of the firm’s investment strategies, and may benefit certain accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis and Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis and Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis and Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis and Wiley to favor such accounts in making investment decisions and allocations, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Conduct.

3. Description of Compensation

The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis and Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees, and advice from members of Hotchkis and Wiley’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis and Wiley’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Fund own equity in Hotchkis and Wiley. Hotchkis and Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis and Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis and Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis and Wiley receive their pro rata share of Hotchkis and Wiley’s profits. Investment professionals may also receive contributions under Hotchkis and Wiley’s profit sharing/401(k) plan.

4. Ownership of Securities

As of October 31, 2025, Mr. Davis and Mr. McBride did not own any shares of Vanguard Windsor II Fund.

C. Harris Associates L.P. (Harris)

Harris is a registered investment adviser who has served as investment adviser to individuals and institutions, including registered investment companies, since 1976. Harris is a limited partnership with Harris Associates, Inc. (HAI) as its general partner. Harris and HAI are indirect subsidiaries of Natixis Investment Managers, an international asset management group based in Paris, France that is part of the Global Financial Services division of Groupe BPCE.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Robert Bierig	Registered investment companies1	4	$ 34B	0	0
	Other pooled investment vehicles	9	$4.2B	0	0
	Other accounts	467	$4.2B	0	0
Michael Nicolas	Registered investment companies1	4	$ 32B	0	0
	Other pooled investment vehicles	6	$4.2B	0	0
	Other accounts	83	$1.1B	0	0
William Nygren	Registered investment companies1	4	$ 34B	0	0
	Other pooled investment vehicles	5	$4.1B	0	0
	Other accounts	83	$1.1B	0	0

1 Includes Vanguard Windsor II Fund which held assets of $11.9 billion as of October 31, 2025.

2. Material Conflicts of Interest

Actual or apparent conflicts may arise when Harris manages the Fund and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the Fund and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.

Portfolio managers may be privy to the size, timing, and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Fund, managed by Harris. A portfolio manager may execute transactions for another account that may be contrary to the Fund’s investments or that may adversely impact the value of the Fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others.

With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell, or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions, and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis. Investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.

Harris employees may invest in the same investments as the Fund in accordance with Harris’ Code of Ethics, which seeks to mitigate any potential conflicts of interest by restricting the timing of such investments and requiring preclearance of personal securities transactions, in addition to other procedures. In addition, Harris employees sometimes attend events hosted by company management or Fund service providers in conjunction with their employment, which could provide an incentive for them to favor investments in those companies over other investments or services from those providers over others. Acceptance of any gifts and entertainment is subject to restrictions set forth in Harris’ Conflicts of Interest Policy.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter. Harris may effect purchases and sales between the Fund and other accounts managed by Harris (“cross trades”), if it believes such transactions are appropriate based on each client’s investment objectives and guidelines, subject to applicable law and regulation and Fund policies and procedures. Cross trades have the potential to create conflicts of interest or regulatory issues relating to these transactions and the potential competing priorities, which may limit Harris’ ability to engage in these transactions for the Fund.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise, and unanticipated conflicts of interest could arise in the ordinary course of Harris’ business. Harris seeks to anticipate circumstances that could cause a conflict between Harris and its employees on the one hand and Harris’ clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

3. Description of Compensation

The Fund’s portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris domestic or international investment group, respectively, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers, and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including Fund performance, by other accounts, and by strategy, and is compared to one or more benchmarks, including, but not limited to: S&P 500 Index, Russell 1000 Value Index, and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, and ten years, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then their compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

4. Ownership of Securities

As of October 31, 2025, Mr. Bierig, Mr. Nicolas, and Mr. Nygren did not own any shares of Vanguard Windsor II Fund.

D. Sanders Capital, LLC (Sanders)

Sanders, a New York limited liability company, is a registered investment advisor founded in 2009 by Lewis Sanders, former chairman and CEO of AllianceBernstein L.P. Mr. Sanders is the firm’s controlling owner, CEO, and Co-CIO, with the remaining ownership stake divided among several of his key employees.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Lewis A. Sanders	Registered investment companies1	1	$11.9B	1	$11.9B
	Other pooled investment vehicles	23	$19.9B	0	$0
	Other accounts	89	$80.3B	5	$3.4B
John P. Mahedy	Registered investment companies1	1	$11.9B	1	$11.9B
	Other pooled investment vehicles	23	$19.9B	0	$0
	Other accounts	85	$79.6B	5	$3.4B

1 Includes Vanguard Windsor II Fund which held assets of $11.9 billion as of October 31, 2025.

2. Material Conflicts of Interest

Mr. Sanders and Mr. Mahedy are co-chief investment officers of Sanders Capital, LLC (“the Firm”). In addition to the Fund, the Firm manages other accounts on a discretionary basis which utilize the value equity strategy utilized for the Fund or which utilize a different strategy but hold some of the same securities as the Fund, including, at

October 31, 2025, two accounts belonging to Mr. Sanders personally. Mr. Sanders also has an interest in three of the portfolios of a privately offered limited partnership whose general partner is an affiliate of Sanders Capital and which is managed by Sanders Capital. The Firm expects to manage additional client accounts in the future. The Firm has strict policies in force to ensure that all clients are treated fairly. For example, when practical, all client orders for the same security entered at the same time are aggregated in a single order and, if the order cannot be filled by day-end, the Firm allocates shares to underlying accounts on a pro rata basis. If any order is filled at several prices through multiple trades with the same broker, an average price and commission will be used for the executed trades in the order. For allocation and other purposes, managed accounts of staff members are treated the same as accounts of other clients, in keeping with the Firm’s belief that staff investments in the Firm’s products align their interests with those of clients. The Firm has strict rules with respect to personal trading by staff to ensure that client interests always come first. Staff must obtain permission from a CIO and the General Counsel prior to executing any trade in a personal account; permission is denied if the Firm is transacting or considering transacting in a security for clients until all client orders are completed. Once a purchase is made the staff member must hold the security for at least one year, and beyond that time if the security is then held in client accounts. Sanders does not require staff to pre-clear certain board-based ETFs and requires that they hold the pre-approved ETFs for a minimum of 180 days. Sanders’ investment personnel may be permitted to be commercially or professionally involved with an issuer of non-publicly held securities. Any potential conflicts from such involvement would be monitored with Sanders’ Code of Ethics.

3. Description of Compensation

Each Portfolio Manager of the Fund is compensated with a guaranteed salary (draw) and a guaranteed bonus. In addition, each Portfolio Manager is a member (i.e., part owner) of Sanders and each is entitled to a share of its profits if and when earned. The Portfolio Managers are also members of an affiliate of Sanders, which is the general partner of a limited partnership whose three portfolios are managed by Sanders; the General Partner is entitled to a performance allocation if the returns in these portfolios exceed stated amounts. In such event, the Portfolio Managers would benefit in proportion to their ownership interests in the General Partner.

4. Ownership of Securities

As of October 31, 2025, Mr. Sanders and Mr. Mahedy did not own any shares of Vanguard Windsor II Fund.

Duration and Termination of Investment Advisory Agreements

The Funds’ current investment advisory agreements with the unaffiliated advisors are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor, or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The initial investment advisory agreement with Harris for a portion of Vanguard Windsor II Fund is binding for a two-year period. At the end of that two-year period, the agreement will become renewable for successive one-year periods, subject to the above conditions.

Securities Lending

The following table describes the securities lending activities of each Fund during the fiscal year ended October 31, 2025:

Vanguard Fund	Securities Lending Activities
Vanguard Windsor Fund
Gross income from securities lending activities	$970,977
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$927
Administrative fees not included in revenue split	$9,880
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$634,037
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$644,844
Net income from securities lending activities	$326,133

Vanguard Windsor II Fund
Gross income from securities lending activities	$6,385,074
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$6,483
Administrative fees not included in revenue split	$36,513
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$5,135,369
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$5,178,365
Net income from securities lending activities	$1,206,709

The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

During the fiscal years ended October 31, 2023, 2024, and 2025, the Funds paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by a fund may be substantially different from year to year for multiple reasons, such as overall fund performance, market volatility, trading volumes, cash flows, or changes to the securities that make up the Fund or a fund’s target index.

Vanguard Fund	2023	2024	2025
Vanguard Windsor Fund	$6,725,000	$7,168,000	$7,432,000
Vanguard Windsor II Fund	6,441,000	7,724,000	6,146,000

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds’ board of trustees.

As of October 31, 2025 each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Windsor Fund	BofA Securities, Inc.	$216,270,406,000
	Citigroup, Inc.	296,511,679,000
	Goldman Sachs & Co. LLC	87,052,513,000
	J.P. Morgan Securities LLC	86,907,950,000
	Morgan Stanley & Co. LLC	397,540,100,000
	Wells Fargo Securities, LLC	680,513,376,000
Vanguard Windsor II Fund	BofA Securities, Inc.	978,261,000
	Citigroup, Inc.	488,592,000
	Goldman Sachs & Co. LLC	164,635,000
	Wells Fargo Securities, LLC	620,494,000

PROXY VOTING

I. Proxy Voting Policies

The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its own proxy voting policies and procedures, which are summarized in Appendix A.

Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.

II. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote they deem to be material in accordance with such advisor’s proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.

To obtain a free copy of a report that details how the Funds voted the proxies relating to the portfolio securities held by the Funds for the prior 12-month period ended on June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended October 31, 2025, and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ annual reports to shareholders, which may be obtained without charge.

APPENDIX A

Aristotle Capital Management, LLC Proxy Voting Policies and Procedures

Introduction

Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 206(4)-6 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.

Proxy Voting Policies and Procedures

Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies received and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Certain clients of Aristotle Capital may participate in a securities lending arrangement. When a client participates in a securities lending arrangement, the proxy ballot will follow where the shares are held, and Aristotle Capital may not receive the proxy. Aristotle Capital will not recall securities under such arrangements if, in Aristotle Capital’s perspective, the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained out on loan or if recalling the securities is not in the best interest of the client.

Aristotle Capital has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1. Corporate Governance

a. Election of Directors and Similar Matters

In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:

•Limit directors’ liability and broaden directors’ indemnification rights; And expects to generally vote against proposals to:

•Adopt the use of a classified board structure; and

•Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

Proposals to discontinue a classified board structure are reviewed and evaluated on a case-by-case basis.

b. Audit Committee Approvals

Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.

c. Shareholder Rights

Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Adopt confidential voting and independent tabulation of voting results; and

•Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•Adopt super-majority voting requirements; and

•Unnecessarily restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2. Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and

•Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•Adopt classified boards of directors;

•Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and

•Require a company to consider the non-financial effects of mergers or acquisitions.

3. Capital Structure Proposals

Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

• Eliminate preemptive rights.

4. Compensation

Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Require shareholder approval of golden parachutes; and

•Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives. And expects to generally vote against proposals to:

•Adopt measures that appear to the CIO (or designee) to arbitrarily limit executive or employee benefits.

5. Stock Option Plans and Share Issuances

Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders’ ownership. We will review these proposals on a case-by- case basis to determine that shareholder interests are being represented. We are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

6. Corporate Responsibility and Social Issues

Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7. Conflicts

In cases where Aristotle Capital is aware of a potential conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client of Aristotle Capital), Aristotle Capital will vote in the best interest of the broader client group and in accordance with the voting guidelines outlined above. If the security is held by a limited number of clients, Aristotle Capital may withhold voting the proxy or contact the client for instructions with respect to how to vote the proxy.

Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

Recordkeeping

Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)A copy of this policy;

(ii)Proxy statements received regarding client securities;

(iii)Records of votes cast on behalf of clients;

(iv)Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v) Records of client requests for proxy voting information.

Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Proxy Voting for Accounts Subject to ERISA

Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

•Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.1

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.2

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.

Harris Associates, L.P. Proxy Voting Policies and Procedures

PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, the “Firm” or “we”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Harris as investment adviser. Harris has adopted and implemented these policies, guidelines, and procedures to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Harris’ fiduciary duty, and all applicable law and regulations.

Harris believes that proxy voting rights are valuable portfolio assets and an important part of our investment process. As an investment adviser, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee or agreed between Harris and its client. These guidelines are not exhaustive and do not include all potential

1Interpretive Bulletin 94-2, July 28, 1994.

2Department of Labor ERISA Rule 404a-1(e)(2)(ii).

voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates, or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the experience, competence, and reputation of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. As a result of this alignment, it is likely that we will agree with management teams on most issues addressed in proxy voting resolutions and will therefore be likely to vote in accordance with management recommendations in the majority of cases. However, there is no presumption to vote in line with management. We evaluate each resolution on its own merits, and we will vote against management recommendations on any resolution where we believe that this course of action is in the best interests of shareholders.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

Harris will normally vote in favor of proposals to require a majority of directors to be independent.

Harris will normally vote against proposals that mandate an independent board chairman.1

Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non- independent directors who serve on those committees.

Harris will normally vote in favor of proposals regarding director indemnification arrangements.

Harris will normally vote against proposals advocating classified or staggered boards of directors.

Harris will normally vote in favor of proposals requiring a majority vote for directors.

Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

1 Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline but recognizes that a chairman may be separate but not deemed independent (for example, a former executive of the company).

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans structured by Boards of Directors can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.

Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.

Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.

Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

Harris will normally vote against shareholder proposals that require shareholder approval for new or renewed pay packages. Such pay packages may include terms on severance, termination, change in control, etc.

Harris will normally vote in favor of proposals to require expensing of options.

Harris will normally vote against proposals to permit repricing of underwater options.

Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

Harris will normally vote in favor of proposals to authorize the repurchase of shares.

Harris will normally vote against proposals creating or expanding supermajority voting rights.

Harris will normally vote against the adoption of anti-takeover measures.

Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than

100% of currently issued shares.

Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Proxy Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

■The shareholders making the proposal have an ownership threshold of 5% of the voting power.

■The shareholders making the proposal each have 3 years of continuous ownership.

■The proposal does not exceed a cap on shareholder nominees of 25% of the board.

■The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Environmental, Social, and Governance (ESG) Issues

Harris believes that ESG issues can affect the financial performance of companies in which we invest. To the extent not addressed elsewhere in these guidelines, we review management and shareholder proposals regarding ESG issues on a case-by-case basis and will support proposals that address financially material issues that, in our view, are likely to protect and/or enhance the long-term value of the company. We believe that governance factors are financially material for every company (with due consideration to regional market norms), whereas the financial materiality of environmental and social factors can vary by company, industry, and region. As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote, evaluating each proposal on its individual merits, and voting in accordance with what we consider to be the best interests of our clients as shareholders of the companies in which we invest.

Climate Change and Energy Transition

Harris recognizes that companies may face risks related to climate change and the transition to a lower carbon economy in the coming decades, in particular for companies that emit high levels of greenhouse gases. Likewise, these factors may also create opportunities. In that regard, we generally vote in favor of well-developed and meaningful climate-related proposals supported by the company’s Board of Directors. Harris evaluates shareholder climate-related proposals on a case-by-case basis to determine whether the proposal is likely to be in the best interests of the company and its shareholders. Harris will generally vote against climate-related shareholder proposals requiring companies to implement specific corporate strategies rather than leaving the strategy up to the company’s Boards of Directors.

Certain Other Issuers

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A., an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Ordinarily, the Adviser possesses sole voting discretion and authority to vote proxies of U.S. Banking Organizations. Notwithstanding, the Board of the Harris Associates Investment Trust (HAIT) and Harris Oakmark ETF Trust (HOET) (“Board”) and the Adviser shall, at certain times, delegate to ISS, pursuant to this Proxy Voting Policy, the voting discretion and authority to vote proxies of Designated U.S. Banking Organizations (defined below).

An issuer that is a U.S. Banking Organization is identified by Investment Compliance as a Designated U.S. Banking Organization. When the Adviser (aggregating the holdings of HAIT, HOET, and any other investment account managed by the Adviser) owns, controls or holds sole voting discretion with respect to 2.5% or more of any class of voting securities issued by the U.S. Banking Organization (collectively, the “Designated U.S. Banking Organizations”), Investment Compliance will notify ISS and Natixis Investment Managers LLC so that they can take on their responsibilities for voting discretion and authority (ISS) and affiliate group monitoring (Natixis Investment Managers LLC). If the aggregate ownership decreases below 2.5%, the issuer will no longer be considered a Designated U.S. Banking Organization, and subject to approval from Natixis Investment Managers LLC, the Adviser will resume its voting discretion and authority to vote proxies of U.S. Banking Organizations for all investment accounts managed by the Adviser, including those securities held by HAIT and HOET.

CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee

The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator

The Proxy Administrator is comprised of employees of the Security Data Management Team who are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider

Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio.

Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both

(1)relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.

Voting Decisions

As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

In the case where securities that are not on the Firm’s Approved Lists are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with ISS’s Proxy Voting Guidelines. In the case of straddled votes, Harris will vote the proxy in accordance with Harris’ Proxy Voting Policy.

Voting Ballots

For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting

Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing

The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Hotchkis and Wiley (“H&W”) Summary of Proxy Voting Policies and Procedures

INTRODUCTION

Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long term shareholder value.

As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.

This document summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.

GENERAL APPROACH

To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company make them the best person to apply our policy to a particular company’s proxy ballot. To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third party proxy research (ISS sustainability and climate benchmarks) and third party ESG analysis (MSCI). Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy.

There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.

VOTING GUIDELINES

These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.

1.Boards and Directors

2.Environmental and Social Matters

3.Auditors and Related Matters

4.Shareholder Rights

5.Capital and Restructuring

6.Executive and Board Compensation

7.Routine and Miscellaneous Matters

1. Boards and Directors

Board Independence

We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non-independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition

We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.

We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.

Board Diversity

Boards should consider diversity when nominating new candidates, including gender, race, ethnicity, age, and professional experience. We encourage, but do not require, companies to have at least one female and one diverse (e.g., race, ethnicity) director or have a plan to do so.

Board Size

We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.

Board Tenure

In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.

Classified Boards

We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.

Cumulative Voting

Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.

Independent Board Chair

Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.

Proxy Contests

Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.

Risk Oversight

Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.

2. Environmental and Social Matters

We believe the oversight of ESG risks is an important responsibility of the board of directors and is a prerequisite for a well-managed company. Transparent disclosures are necessary to identify and evaluate environmental and social risks and opportunities. A lack of transparency will increase the likelihood that environmental and social risks are not being sufficiently managed/limited/mitigated. In general, we will engage companies with substandard disclosure to encourage them to provide adequate disclosure on E&S risks that typically align with Sustainability Accounting Standards Board (SASB) recommendations.

In general, we support proposals that encourage disclosure of risks provided they are not overly burdensome or disclose sensitive competitive information balanced against the materiality of the risk. We also consider whether the proposal is more effectively addressed through other means, like legislation or regulation.

Environmental Issues

Climate Change and Green House Gas Emissions

Climate change has become an important factor in companies’ long-term sustainability and opportunity. Understanding a company’s strategy in managing these risks and opportunities is necessary in evaluating an investment’s prospects. We support disclosures related to the risks and/or opportunities a company faces related to climate change, including information on how the company identifies and manages such risks/opportunities.

Energy Efficiency

We generally support proposals requesting that a company report on its energy efficiency policies. Exceptions may include a request that is overly burdensome or provides unrealistic deadlines.

Hydraulic Fracturing

We support proposals requesting greater disclosure of a company’s hydraulic fracturing operations. This includes steps the company has taken, or plans to take, regarding mitigating and managing its environmental impact overall and on surrounding communities.

Renewable Energy

We support requests for reports on renewable energy accomplishments and future plans. Exceptions may include duplicative, irrelevant, or otherwise unreasonable requests.

Social Issues

Equal Opportunity

We support proposals requesting disclosures of companies’ policies and/or future initiatives related to diversity, including current data regarding the diversity of its workforce.

Gender Identity and Sexual Orientation

We support proposals to revise diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

Human Rights Proposals

We support proposals requesting disclosure related to labor and/or human rights policies.

Political Activities

We support the disclosure of a company’s policies and procedures related to political contributions and lobbying activities.

Sexual Harassment

We vote on a case-by-case basis regarding proposals seeking reports on company actions related to sexual harassment. We evaluate the company’s current policies, oversight, and disclosures. We also consider the company’s history and any related litigation or regulatory actions related to sexual harassment, and support proposals we believe will prevent such behavior when systemic issues are suspected.

3. Auditors and Related Matters

Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.

4. Shareholder Rights

We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements, thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.

Amendment to Charter/Articles/Bylaws

We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.

One Share, One Vote

Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.

Poison Pills

In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.

Proxy Access

Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.

Right to Act by Written Consent

We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.

Special Meetings

Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.

Virtual Meetings

We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.

5. Capital and Restructuring

Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.

Dual Class Shares

We do not support dual class shares unless the economic and voting interests are equal.

Issuance of Common Stock

In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.

6. Executive and Board Compensation

We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.

We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.

We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.

And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.

Golden Parachutes

Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.

Incentive Options and Repricing

We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.

Say-on-Pay

We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.

7. Routine and Miscellaneous Matters

We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.

Adjournment of Meeting

We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.

Other Business

We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

ONGOING REVIEW AND RESPONSIBILITIES

Investment analysts are responsible for voting proxies following a thorough review of the proposals and guided by our internal proxy policy. The analysts draw from a variety of sources during their proprietary research process, which informs the proxy vote decision. These sources include meetings with senior management and/or board members, other industry experts/contacts, and many other means. To support the proxy voting effort, Hotchkis & Wiley has engaged Institutional Shareholder Services (“ISS”) for proxy research and proxy voting administration to help facilitate our process.

Hotchkis & Wiley also has a Proxy Oversight Committee consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This team is responsible for reviewing the policy annually and solicits feedback from investment team members to help inform any material enhancements.

Pzena Investment Management, LLC Proxy Voting

INTRODUCTION

As a registered investment adviser and fiduciary, Pzena Investment Management, LLC (“PIM”) exercises our responsibility, where applicable, to vote in a manner that, in our judgement, is solely in the client’s best interest and will maximize long-term shareholder value. The following policies and procedures have been established to ensure decision making is consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act, Advisers Act and ERISA.

GENERAL APPROACH

Each proxy that comes to PIM to be voted shall be evaluated per the prudent process described below, in terms of what is in the best interest of our clients. We deem the best interest of clients to be solely that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). We will not subordinate the interests of our clients to any non-pecuniary interests nor will we promote non-pecuniary benefits or goals unrelated to our clients’ long-term financial interests.

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. Where PIM has voting responsibility on behalf of a client, and absent any client-specific instructions, we generally follow the Voting Guidelines (“Guidelines”) set forth below. These Guidelines, however, are not intended as rigid rules and do not cover all possible proxy topics. Each proxy issue will be considered individually and PIM reserves the right to evaluate each proxy vote on a case-by-case basis, as long as voting decisions reflect what is in the best interest of our clients.

To the extent that, in voting proxies for an account subject to ERISA, PIM determines that ERISA would require voting a proxy in a manner different from these Guidelines, PIM may override these Guidelines as necessary in order to comply with ERISA. Additionally, because clients, including ERISA clients, do not pay any additional fees or expenses specifically related to our proxy voting, there is not a need to consider the costs related to proxy voting impacting the value of an investment or investment performance.

In those instances where PIM does not have proxy voting responsibility, we shall forward any proxy materials to the client or to such other person as the client designates.

Proxy Voting Limitations

While, subject to the considerations discussed above, PIM uses our best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. Such instances include but are not limited to share blocking, securities lending, if PIM concludes that abstention is in our clients’ economic interests and/or the value of the portfolio holding is indeterminable or insignificant.

VOTING GUIDELINES

The following Guidelines summarize PIM’s positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted. These Guidelines are not exhaustive and do not cover all potential voting issues or the intricacies that may surround individual proxy votes. Actual proxy votes may also differ from the Guidelines presented, as we will evaluate each individual proxy on its own merit.

It is also worth noting that PIM considers the reputation, experience and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. In general, PIM has confidence in the abilities and motives of the board and management of the companies in which we invest.

1) ROUTINE BUSINESS

PIM will typically vote in accordance with the board and management on the items below and other routine issues when adequate information on the proposal is provided.

i. Change in date and place of annual meeting (if not associated with a takeover);

ii.Change in company name;

iii.Approval of financial statements;

iv.Reincorporation (unless to prevent takeover attempts);

v.Stock splits; or

vi.Amend bylaws/articles of association to bring in line with changes in local laws and regulations.

PIM will oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

2) CAPITAL STRUCTURE

Stock Issuance

PIM will consider on a case-by-case basis all proposals to increase the issuance of common stock, considering company-specific factors that include, at a minimum:

i. Past board performance (use of authorized shares during the prior three years);

ii.Stated purpose for the increase;

iii.Risks to shareholders of not approving the request; or

iv.Potential dilutive impact.

PIM will generally vote for such proposals (without preemptive rights) up to a maximum of 20% more than currently issued capital over a specified period, while taking into account management’s prior use of these preemptive rights. PIM will, however, vote against such proposals if restrictions on discounts are inadequate (i.e., discount limit is not stated or is in excess of 10% of the market price) and/or the limit on the number of times the mandate may be refreshed is not in line with local market practices.

3) AUDIT SERVICES

PIM is likely to support the approval of auditors unless,

i. Independence is compromised;

ii. Non-audit (“other”) fees are greater than the sum of the audit fees1, audit-related fees2 and permissible tax fees3;

1Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with the SEC

2Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

3 Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

iii.There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

iv.Serious concerns about accounting practices are identified such as fraud, misapplication of Generally Accepted Accounting Principles (“GAAP”) and material weaknesses identified in Section 404 disclosures of the Sarbanes-Oxley Act of 2002.

PIM will also apply a case-by-case assessment to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

4) COMPENSATION

PIM supports reasonable incentive programs designed to attract and retain key talent. PIM typically supports management’s discretion to set compensation for executive officers, so long as the plan aligns management and shareholder interests. PIM evaluates each plan in detail to assess whether the plan provides adequate incentive to reward long-term performance and the impact on shareholder value (e.g. dilution).

Say on Pay

PIM prefers a shareholder vote on compensation plans to provide a mechanism to register discontent with the plan itself or management team performance. As long as such proposals are non-binding and worded in a generic manner (unrestrictive to actual company plans), PIM will support them. In evaluating these proposals, PIM will generally consider, at minimum: company performance, pay practices relative to industry peers, potentially problematic pay practices and/or past unresponsive behavior.

Circumstances where PIM may oppose these proposals include:

i. Restricts the company’s ability to hire new, suitable management; or

ii. Restricts an otherwise responsible management team in some other way harmful to the company.

Pay for Performance

Maintaining appropriate pay-for-performance alignment means executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Our evaluation of this issue will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; vesting schedule; equity-based plan costs; and dilution.

Incentive Options

PIM is generally supportive of incentive options that provide the appropriate degree of pay-for-performance alignment (as per the above) and are therefore in shareholder best interest. PIM will vote on a case-by-case basis depending on certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.

However, the following would generally cause PIM to vote against a management incentive arrangement:

i. The proposed plan is in excess of 10% of shares;

ii.The 3-year average burn rate has been substantially above industry norms;

iii.The new plan replaces an existing plan before the existing plan’s termination date and some other terms of the new plan are likely to be adverse to the maximization of investment returns; or

iv.The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

Golden Parachutes / Severance Agreements

PIM will vote on a case-by-case basis, considering at minimum existing change-in-control arrangements maintained with named executive officers and new or extended arrangements.

PIM will generally vote against such proposals if:

i. The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry;

ii.The proposed parachute or severance arrangement is considerably more financially attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is three or more times greater than the affected executive’s then-current compensation shall be voted against; or

iii.The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

Tax Deductibility

Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a case-by-case basis, considering the overall impact of the amendment(s).

5) BOARD

Director Elections

PIM generally will evaluate director nominees individually and as a group based on our assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character. PIM will apply a case-by-case approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

Board Independence

PIM will generally withhold votes from or vote against any insiders and affiliated outsiders on boards that are not at least majority independent. PIM also prefers companies to have audit committees composed of entirely independent directors.

PIM may vote in favor of any such directors in exceptional circumstances where the company has shown significant improvement.

Board Size

PIM believes there is no optimal size or composition that fits every company. However, PIM prefers that the number of directors cannot be altered significantly without shareholder approval; otherwise, potentially allowing the size of the board to be used as an anti-takeover defense.

Board Tenure

PIM believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board. However, PIM prefers that boards do not have more than 50% of members serving for longer than ten years to avoid board entrenchment and ‘group-think’.

Chairman/CEO

PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on our assessment of the strength of the company’s governing structure, the independence of the board and compliance with local listing requirements, among other factors. When the positions of Chairman and CEO are combined, PIM prefers that the company has a lead independent director to provide some independent oversight.

Cumulative Voting

PIM will generally vote against proposals to establish cumulative voting, as this leads to misaligned voting and economic interest in a company. PIM will, however, vote in favor of proposals for cumulative voting at controlled companies where insider voting power is greater than 50%.

Director Over-Boarding

PIM will vote such proposals on a case-by-case basis but prefers that directors do not sit on more than three additional boards. In evaluating these proposals PIM will consider, at minimum, management tenure, director business expertise and director performance.

Classified Boards

PIM generally opposes classified boards because this makes a change in board control more difficult and hence may reduce the accountability of the board to shareholders. However, these proposals will be evaluated on a case-by-case basis and will consider, at minimum, company and director performance.

Board Diversity

PIM is generally supportive of a diverse board (age, experience, race, gender etc.) that is representative of its customers and stakeholders. That said, PIM does not believe in board quotas or any restrictions on director tenure that could harm shareholder interests by preventing qualified board candidates from being nominated or forcing experienced or knowledgeable directors off the board.

6) SHAREHOLDER RIGHTS

In general PIM does not support any proposals designed to limit shareholder rights; below we have outlined some of the issues we consider most important.

Special Meetings

PIM generally supports proposals enabling shareholders to call a special meeting of a company so long as at least a 15% threshold with a one-year holding period is necessary for shareholders to do so. However, on a case-by-case basis, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

One Share, One Vote

PIM is generally opposed to proposals to create dual-class capitalization structures as these provide disparate voting rights to different groups of shareholders with similar economic investments. However, PIM will review proposals to eliminate a dual-class structure on a case-by-case basis, considering, at minimum, management’s prior record.

Supermajority

PIM does not support supermajority voting provisions with respect to corporate governance issues unless it would be in the best interest of shareholders. In general, vesting a minority with veto power over shareholder decisions could deter tender offers and hence adversely affect shareholder value.

Proxy Access

PIM will assess these proposals on a case-by-case basis, but generally supports proxy access proposals that include an ownership level and holding period of at least 3% for three years or 10% for one year.

7) SOCIAL/ENVIRONMENTAL

PIM will consider environmental and social proposals on their own merits and make a case-by-case assessment. PIM will consider supporting proposals that address material issues if we believe they will protect and/or enhance the long-term value of the company.

While PIM is generally supportive of resolutions seeking additional ESG disclosures, such proposals will be evaluated on a case-by-case basis, taking into consideration whether the requested disclosure is material, incremental and of reasonable cost to the business.

8) ANTI-TAKEOVER

PIM generally supports anti-takeover measures that are in the best interest of shareholders and does not support anti-takeover measures such as poison pills that entrench management and/or thwart maximization of investment returns.

ROLES & RESPONSIBILITIES

Role of ISS

PIM has engaged Institutional Shareholder Services (“ISS”) to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. In engaging and continuing to engage ISS, PIM has determined that, where applicable, ISS proxy voting guidelines are consistent with ERISA’s fiduciary duties including that the votes are made in the best interest of our clients, focus on yielding the best economic results for our clients. ISS also votes, records and generates a voting activity report for our clients, and assists us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by PIM. PIM retains responsibility for instructing ISS how to vote, and we still apply our own Guidelines as set forth herein. PIM does not utilize pre-population or automated voting except as a safeguard mechanism designed to ensure that, in the unlikely event that we fail to submit vote instructions for a particular proxy, our shares will still get voted. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with our Guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

When voting a proxy for a security that PIM’s Research team does not cover, we will vote in accordance with our Guidelines (when they specifically cover the item being voted on) and defer to ISS’s recommendations on all other items.

PIM has also engaged ISS to assist in meeting the annual Form N-PX filing requirement for Advisers finalized by the SEC to take effect for the 2024 reporting cycle (see Regulatory Reporting).

Periodically, PIM’s Vendor Management Committee conducts a due diligence review of ISS, through which it reviews and evaluates certain key policies and procedures submitted to us by ISS. PIM’s Proxy Coordinator reconciles votable holdings against the ISS portal sharecount before each meeting. PIM also samples and reviews proxy votes when testing our Proxy Voting Policy, as part of our regular compliance testing procedures. Further, PIM reviews ISS’ procedures for receiving additional information from issuers after a proxy has been sent, incorporating that information into its recommendations, and sending that information and/or updated recommendations to PIM.

Role of Analyst

The analyst who is responsible for covering the company also votes the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:

i. Information gathered through in-depth research and ongoing company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers (“PMs”) and the Chief Investment Officer (“CIO”), as needed;

ii.ISS reports to help identify and flag factual issues of relevance and importance;

iii.Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services; and/or

iv.Where applicable, any specific guidelines designated in writing by a client.

Proxy Voting Committee

To help make sure that PIM votes client proxies in accordance with our fiduciary obligation to maximize shareholder value, we have established a Proxy Voting Committee (“the Committee”) which is responsible for overseeing the Guidelines. The Committee consists of representatives from Legal, Compliance ,Research, and Operations, including our Chief Compliance Officer (“CCO”), Director of Research (“DOR”), and at least one PM (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.

The DOR is responsible for monitoring the analyst’s compliance with the Guidelines, the CCO is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities.

CONFLICTS OF INTEREST

PIM is sensitive to conflicts of interest that may arise in the proxy voting process. PIM believes that application of the Guidelines should, in most cases, adequately address any potential conflicts of interest. However, if an actual or potential material conflict of interest has been identified, PIM has put in place a variety of different mitigation strategies as outlined below.

A potential material conflict of interest could exist in the following situations:

i. PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios;

ii.PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or

iii.A PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling.

If a potential material conflict of interest exists, the following procedures will be followed:

i. If our proposed vote is consistent with the Guidelines, above, we will vote in accordance with our proposed vote;

ii.If our proposed vote is inconsistent with or not covered by our Guidelines, but is consistent with the recommendations of ISS, we will vote in accordance with ISS recommendations; and

iii.If our proposed vote is inconsistent with or not covered by our Guidelines, and is inconsistent with the recommendations of ISS, the CCO and the DOR (or their respective designees) (the “Conflicts Committee”) will review the potential conflict and determine whether the potential conflict is material.

a. If the Conflicts Committee determines that the potential conflict is not material, we will vote in accordance with the proposed vote.

b. If the Conflicts Committee determines the potential conflict is material, the Conflicts Committee will review the proposed vote, the analysis and rationale for the vote recommendation, the recommendations of ISS and any other information the Conflicts Committee may deem necessary in order to determine whether the proposed vote is reasonable and not influenced by any material conflicts of interest. The Conflicts Committee may seek to interview the research analysts or portfolio managers or any other party it may deem necessary for making its determination.

i. If the Conflicts Committee determines the proposed vote is reasonable and not influenced by any conflicts of interest, we will vote in accordance with our proposed vote.

ii.If the Conflicts Committee cannot determine that the proposed vote is reasonable and not influenced by any conflict of interest, the Conflicts Committee will determine the best course of action in the best interest of the clients, which may include deferring to the ISS recommendation or notifying each client who holds the relevant securities of the potential conflict, to seek such client’s voting instruction.

On an annual basis, we will review and assess the conflicts policies and Code of Conduct that ISS posts on its website for sufficiency in addressing potential conflict of interest, self-dealing and improper influence issues that may affect voting recommendations by ISS. PIM will also periodically review samples of ISS’ recommendations for voting proxies, after the vote has occurred, to ensure that ISS’ recommendations are consistent with ISS’ proxy voting guidelines, as applicable. PIM’s analysts also incorporate information regarding ISS’ potential conflicts of interest into their process when evaluating and voting proxies, and on a annual basis, our DOR reviews an updated list of ISS’ significant client relationships.

Other Situations

Client Conflict

Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios, the following guidance should be followed:

i. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an analyst’s determination whether a vote for or against a proposal is in the best interest of our clients.

ii.Where PIM determines that it is in the best interest of our clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of our other clients.

iii.If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interest of our clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within three business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

Analyst Conflict

If the analyst voting the proxy also beneficially owns shares of the company in his/her personal trading accounts, they must notify the Proxy Coordinator and the DOR must sign off on the analyst’s votes for that company. It is the responsibility of each analyst to disclose such personal interest and obtain such approval. Any other owner, partner, officer, director, or employee of PIM who has a personal or financial interest in the outcome of the vote is prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

VOTING PROCEDURES

If an analyst desires to vote contrary to the Guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or DOR and/or a PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst’s recommendation and the long-term economic impact such vote will have on the securities held in client portfolios. If the CIO, DOR and/or the PM agree with the analyst’s recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.

Vote Processing

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Client Communication

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. We also will update our ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

Return Proxies

The CCO, Proxy Coordinator, or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes, unless not possible to do so due to late receipt or other exigent circumstances.

CORPORATE ACTIONS

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions

The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received in accordance with the standards described above for proxy voting, including, but not limited to, acting in the best interest of clients to maximize long-term shareholder value and yield the best economic results. In some instances, if consistent with such standards, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in certain corporate actions. Operations personnel will then notify each custodian bank, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

CLASS ACTIONS

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

RECORD KEEPING

PIM or ISS, on PIM’s behalf, maintains (i) copies of the proxy materials received by PIM for client securities; (ii) records of proxies that were not received and what actions were taken to obtain them; (iii) votes cast on behalf of clients by account; (iv) records of any correspondence made regarding specific proxies and the voting thereof; (v) client requests for proxy voting information (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX); (vi) documents prepared by PIM to inform and/or memorialize a voting decision, including these policies and procedures and any documentation related to a material conflict of interest; and (vii) records of any deviations from broad Guidelines. Such records will be maintained for a minimum of six years.

POLICY REVIEW

The Proxy Voting Committee reviews these Voting Guidelines and procedures at least annually and makes such changes as it deems appropriate, considering current trends and developments in corporate governance and related issues, as well as operational issues facing PIM and applicable regulations under the Investment Company Act, Advisers Act and ERISA.

Sanders Capital, LLC

Proxy Voting Guidelines

Sanders Capital, LLC has adopted proxy voting procedures and guidelines to govern proxy voting by the firm for use where our investment management clients have delegated to us the responsibility for voting proxies. We have established a Proxy Committee (the Committee), made up of senior officers of the firm and other senior staff, to administer the voting process and oversee the implementation of the resulting voting decisions. The firm has retained a proxy voting service to implement the Committee’s decisions and keep records of votes taken for clients’ accounts.

The overarching objective in voting is to support proposals and director nominees that maximize the value of shareholders’ investments over the long term. Clients receive proposals that are varied and frequently complex. Our guidelines provide a rigorous framework for assessing each proposal on its merits, taking into account the particular facts and circumstances presented.

In evaluating proxy proposals, we consider information from many sources, including but not limited to the views of our investment management and research staff, the management or shareholders of a company presenting a proposal, and independent proxy and other research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Committee.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which we may be presented. In the absence of a specified guideline for a particular proposal, the Committee will evaluate the issue and cast a vote in a manner that, in the Committee’s view, will maximize the value of clients’ investments. There may be cases where the Committee may not follow a particular guideline if it believes doing so will not be in clients’ best interests. We may refrain from voting if that would be in our clients’ interests - for example, if exercising the vote would result in the imposition of trading or other restrictions.

I. The Board of Directors

A. Election of directors

The Committee believes that good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, the directors who serve on the Compensation, Nominating, and Audit committees should all be independent directors. We generally will support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Unless there is a proxy fight for seats on the Board or we determine that there are compelling reasons for withholding votes for directors, we will generally support the board’s nominees. But there are times when we will cast votes against this slate of nominees. The following factors will be taken into account in determining each vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of non-independent
independent directors	directors.
All members of the Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include non-independent
committees are independent of management	members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).
Nominee is a CEO or other senior executive who serves on more than two public company boards in addition to his own, or, if not a CEO or senior executive, serves on more than four such boards.

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The Proxy Committee will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

D. Independent chairperson

The Proxy Committee will consider relevant facts and circumstances in determining whether to support proposals for the Chairperson of the board be an independent director.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) as well as if there are other reasons to question the independence or performance of the auditors.

III. Compensation Issues

A. Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The Committee opposes plans that, taken together with shares available for grant under other existing plans, substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. The Committee also generally opposes executive compensation plans where there is inadequate disclosure of the plans’ terms.

The Proxy Committee believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees.

However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum	Total potential dilution (including all stock-based plans) exceeds 15% of
amount of company stock (frequently expressed as a	shares outstanding.
multiple of salary).
Company requires stock acquired through option exercise to	Annual option grants have exceeded 2% of shares outstanding.
be held for a certain period of time.
Compensation program includes performance-vesting	Plan has below market value exercise prices on the date of issuance.
awards, indexed options, or other performance-linked grants.
Concentration of options grants to senior executives is	Plan permits re-pricing or replacement of options without shareholder
limited (indicating that the plan is very broad-based).	approval.
Stock-based compensation is clearly used as a substitute for	Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
Company must expense compensatory employee stock	Plan contains automatic share replenishment (evergreen) feature.
options.
Disclosure of terms of executive compensation plan is inadequate.

B. Bonus plans

Bonus plans, which must be periodically submitted to shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The Proxy Committee will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may be generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The Proxy Committee’s positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directions. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE
provisions).
Plan includes permitted-bid-/qualified-offer feature (chewable	Classified board.
pill) that mandates a shareholder vote in certain situations.
Ownership trigger is reasonable (15-20%). Highly	Board with limited independence.
independent, non-classified board.

B. Cumulative voting

The Committee is generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The Committee supports shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The Committee supports proposals by ten percent or more of the shareholders to call special meetings of the board (for good cause) and to act by written consent. The Committee will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the Committee supports proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

G. Changes in Legal and Capital Structure

Unlike some of the changes described above, many changes in a company’s charter, articles of incorporation of by-laws are technical and administrative in nature. The Proxy Committee generally votes in accordance with management’s recommendations on such proposals. For example, we generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition of which we approve, or provide sufficient shares for an employee savings plan, stock option plan or executive compensation.

V. Environmental, Social, and Governance (“ESG”) Policy Issues

At Sanders Capital, ESG issues are an integral part of the fundamental research process. A responsible approach to ESG can confer competitive advantages to the companies that pursue them and pose considerable risks if disregarded. In our experience, companies that have a culture of “doing the right thing” make among the best investments especially when qualified (as they must be) on valuation grounds as well.

ESG related issues are explicitly evaluated when striking sustainable earnings power forecasts and the disposition of corporate cash flows. In this regard, the firm’s co-CIOs take advantage of their multi-decade research management experience, covering almost all important industries and geographies. That experience has led us to the conviction that ESG should be an integrated component of the investment process to avoid exposure to:

•Business models that threaten the environment in a manner that cannot be remediated, and thus may prove unsustainable;

•Unethical business practices that can engender both financial and reputational damage;

•Business models based on workforce compensation, benefits or other factors that appear exploitative and thus unsustainable;

•Misalignment of incentives and objectives of management, boards of directors, and other parties such that shareholder interests might be seriously compromised.

We utilize outside ESG experts -- Sustainalytics and Bloomberg (which also provides some ESG-specific information) and also engage with Hermes periodically to discuss trends and issues that they see unfolding. These providers can help us better understand the sustainability of our investments’ earnings power. In addition, we look to government and other independent databases of customer complaints, company-provided ESG reports, and explore issues highlighted by our internal and external research directly with management teams.

We directly participate in issuer engagement activities. These engagement activities are fully integrated with our investment process; they are led by members of our fundamental research team (the research analysts, associates and co-CIOs that are closest to the companies and industries and our investment decisions regarding them). We believe these activities can both be an important means for us to help improve the underlying governance and operations of the companies and aid our research processes by guiding our relationships with the people, companies, consultants and industry bodies involved. These activities also advance our understanding of the evolving ESG landscape and the underlying issues these stakeholders seek to address. Engagement can (and has) at times extended beyond discussions with management and board members - our investment team has participated in small-group forums and consultant-led interviews (representing corporates and industry bodies) to encourage shareholder friendly, positive ESG and financial reporting changes at portfolio companies and for industry-wide changes that have the prospect of improving standards for future potential investments, societies, and the environment at large.

Our views on proxy issues that arise in various corporate governance issues and alignment of shareholder and management objectives with respect to compensation are addressed above. Proxy proposals that raise other ESG issues, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Committee generally believes that these ESG proposals are primarily the responsibility of management and should be evaluated and approved by the corporation’s board of directors, absent a compelling economic impact on shareholder value. The Committee may abstain from voting on these proposals. If we see such economic impact we will advocate and vote accordingly.

VI. Political Contributions and Lobbying Expenses

The Committee generally supports proposals for disclosure of a company’s contributions to political campaigns of candidates for federal, state or local office and other organizations that support such candidates. In general, the Committee does not support requirements that all lobbying expenses be disclosed.

VII. Proxy Voting Implementation

The Chief Investment Officers of Sanders Capital are responsible for the following functions: (1) analyzing proxy proposals using factors described in the guidelines; (2) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (3) determining how to vote proxies. The Director of Operations of Sanders Capital is responsible for oversight of the following functions: (1) managing proxy voting vendors and (2) oversight of the implementation of the voting instructions of the Chief Investment Officers. The Proxy Voting Committee also prepares periodic and special reports to the Board of Managers of Sanders Capital, and any proposed amendments to the procedures and guidelines.

VIII. The Proxy Voting Committee

The Board of Managers of Sanders Capital appoints the Proxy Voting Committee. The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Sanders Capital’s Code of Ethics. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of the firm’s investment management clients in maximizing the value of their investments.

Clients may obtain a free copy of a report that details how the proxies relating to their account were voted by contacting the Chief Compliance Officer of Sanders Capital.

WELLINGTON MANAGEMENT COMPANY LLP

Global Proxy Voting Policies and Procedures

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting for proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.

Statement of Policy

Wellington Management:

1)Votes client proxies for which clients have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which it would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)Seeks to vote proxies in the best financial interests of the client for which we are voting.

3)Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

Responsibility and Oversight

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share Blocking and Re-Registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

SAI 022 022026

PART C

VANGUARD WINDSOR FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 111, dated February 27, 2009, is hereby incorporated by reference.

(b)By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 144, dated February 28, 2025, is hereby incorporated by reference.

(c)Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.

(d)Investment Advisory Contracts, for Wellington Management Company LLP, filed with Post-Effective Amendment No. 110, dated February 27, 2008; for Hotchkis and Wiley Capital Management, LLC, filed with Post-Effective Amendment No. 112, on December 21, 2009; for Sanders Capital, LLC, filed with Post-Effective Amendment No. 114, on February 24, 2010; and for Aristotle Capital Management, LLC, filed with Post-Effective Amendment No. 138, dated February 27, 2020, are hereby incorporated by reference. For Harris Associates L.P., and Pzena Investment Management, LLC, are filed herewith. Amendments to the Investment Advisory Agreements for Hotchkis and Wiley Capital Management, LLC, Sanders Capital, LLC, and Pzena Investment Management, LLC, filed with Post-Effective Amendment No. 143, dated February 27, 2024, are hereby incorporated by reference. Amendment to the Investment Advisory Agreement for Wellington Management Company LLP, filed with Post-Effective Amendment No. 144, dated February 28, 2025, is hereby incorporated by reference.

(e)Underwriting Contracts, not applicable.

(f)Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.

(g)Custodian Agreement, for State Street Bank and Trust Company, is filed herewith.

(h)Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective Amendment No. 138, dated February 27, 2020, is hereby incorporated by reference. Form of Fund of Funds Investment Agreement, is filed herewith.

(i)Legal Opinion, not applicable.

(j)Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)Omitted Financial Statements, not applicable.

(l)Initial Capital Agreements, not applicable.

(m)Rule 12b-1 Plan, not applicable.

(n)Rule 18f-3 Plan, Vanguard Funds Multiple Class Plan, is filed herewith.

(o)Reserved.

(p)Codes of Ethics, for Aristotle Capital Management, LLC, filed with Post-Effective Amendment No. 143, dated February 27, 2024, is hereby incorporated by reference. For Hotchkis and Wiley Capital Management, LLC and Wellington Management Company LLP, filed with Post-Effective Amendment No. 144, dated February 28, 2025, are hereby incorporated by reference. For Harris Associates L.P., Sanders Capital, LLC, and Pzena Investment Management, LLC, are filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

None.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides

C-1

that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers, and may indemnify its underwriter or affiliated persons, from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant. In addition, the Registrant maintains liability insurance policies which, under certain circumstances, provides coverage to Trustees and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

Aristotle Capital Management, LLC (Aristotle Capital) is registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Aristotle Capital, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Aristotle Capital pursuant to the Advisers Act (SEC File No. 801-60014).

Harris Associates L.P. (Harris) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Harris, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Harris pursuant to the Advisers Act (SEC File No. 801-50333).

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Hotchkis and Wiley, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Hotchkis and Wiley pursuant to the Advisers Act (SEC File No. 801-60512).

Pzena Investment Management, LLC (Pzena) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Pzena, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is hereby incorporated by reference from Form ADV filed by Pzena pursuant to the Advisers Act (SEC File No. 801-50838).

Sanders Capital, LLC (Sanders) is registered under the Advisers Act. The list required by this Item 31 of officers and members of Sanders, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and members during the past two years, is incorporated herein by reference from Form ADV filed by Sanders pursuant to the Advisers Act (SEC File No. 801-70661).

Wellington Management Company LLP (Wellington Management) is registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

Item 32. Principal Underwriters

(a)Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Jacqueline Angell	Anti-Money Laundering Officer	Chief Compliance Officer

C-2

Name	Positions and Office with Underwriter	Positions and Office with Funds
Ryan Barrows	Vice President	None
John Bendl	Senior Vice President	Finance Director
John Bisordi	Vice President	None
Amma Boateng	Vice President	None
Barbara Bock	Controller	None
Jason Botzler	Vice President	None
Matthew C. Brancato	Vice President	None
Christine Buchanan	Senior Vice President	Chief Financial Officer
Jacob Buttery	Secretary	None
Kate Byrne	Vice President	None
Marco De Freitas	Vice President	None
Guy Delp	Chief Information Security Officer	None
Kaitlyn Holmes	Vice President	None
Paul M. Jakubowski	Senior Vice President	None
Andrew Kadjeski	Chief Executive Officer	None
Mindi Marisa	Vice President	None
James Martielli	Vice President	None
Claire E. McCusker	Vice President	None
Cara McCutcheon	Vice President	None
Janelle McDonald	Vice President	None
Douglas R. Mento	Vice President	None
Beth Morales Singh	Assistant Secretary	None
Armond Mosley	Vice President	None
Faith Nsereko	Senior Vice President	None
Salvatore L. Pantalone	Principal Financial Officer and Treasurer	None
David Petty	Senior Vice President	None
Liz Smith Rivera	Vice President	None
Joanna Rotenberg	Vice President	None
Ignacio Saralegui	Vice President	None
John E. Schadl	Vice President	Assistant Secretary
Carrie Simons	Assistant Secretary	Assistant Secretary
Michael Smolenski	Vice President	None
Marc Stewart	Chief Compliance Officer	None
Parks Strobridge	Vice President	None
Nitin Tandon	Chief Information Officer	None
Marisa Tilghman	Senior Vice President	None
Matt Tretter	Principal Operations Officer	None
Lauren M. Valente	Vice President	None
Massy Williams	Vice President	None
(c) Not applicable.

C-3

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodian, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114; and the Registrant’s investment advisors at their respective locations identified in this Registration Statement.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

C-4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 26th day of February, 2026.

VANGUARD WINDSOR FUNDS

BY: /s/ Salim Ramji*

Salim Ramji

Chief Executive Officer, President, and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Salim Ramji*	Chief Executive Officer, President, and	February 26, 2026
Trustee
Salim Ramji

/s/ David Hunt*	Trustee	February 26, 2026

David Hunt
/s/ Kenneth Jacobs*	Trustee	February 26, 2026

Kenneth Jacobs
/s/ Tara Bunch*	Trustee	February 26, 2026

Tara Bunch
/s/ Mark Loughridge*	Independent Chair	February 26, 2026

Mark Loughridge
/s/ Scott C. Malpass*	Trustee	February 26, 2026

Scott C. Malpass
/s/ John Murphy*	Trustee	February 26, 2026

John Murphy
/s/ Lubos Pastor*	Trustee	February 26, 2026

Lubos Pastor
/s/ Rebecca Patterson*	Trustee	February 26, 2026

Rebecca Patterson
/s/ André F. Perold*	Trustee	February 26, 2026

André F. Perold
/s/ Sarah Bloom Raskin*	Trustee	February 26, 2026

Sarah Bloom Raskin
/s/ Grant Reid*	Trustee	February 26, 2026

Grant Reid
Signature	Title	Date
/s/ David Thomas*	Trustee	February 26, 2026

David Thomas
/s/ Barbara Venneman*	Trustee	February 26, 2026

Barbara Venneman
/s/ Peter F. Volanakis*	Trustee	February 26, 2026

Peter F. Volanakis
/s/ Christine Buchanan*	Chief Financial Officer	February 26, 2026

Christine Buchanan

*By: /s/ Natalie Lamarque

Natalie Lamarque, pursuant to a Power of Attorney filed herewith; and to a Power of Attorney, filed on December 19, 2025 (see File Number 333-11763), Incorporated by Reference.